PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105

                                                               December 18, 2003

Dear PIMCO PPA Tax-Efficient Structured Emerging Markets Fund Shareholder:

     A Special Meeting of Shareholders of PIMCO PPA Tax-Efficient Structured Emerging Markets Fund ("PIMCO Fund"), a series of PIMCO Funds: Multi-Manager Series, is to be held at 11:00 a.m., Eastern standard time, on January 15, 2004 at the offices of PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902. Enclosed is a Prospectus and Proxy Statement regarding the meeting, a proxy to allow you to vote, and a postage prepaid envelope in which to return your proxy.

     At the Special Meeting, action will be taken to approve or disapprove a transaction (the "Reorganization") involving PIMCO Fund and Eaton Vance Tax-Managed Emerging Market Fund ("EV Fund"), a newly organized series of Eaton Vance Series Trust II. The Reorganization is being proposed in conjunction with the recent sale by the owners of Parametric Portfolio Associates, PIMCO Fund's current investment sub-adviser, of a majority interest in its investment advisory business to an affiliate of Eaton Vance Management, the current investment adviser of EV Fund. If the proposal is approved, the Reorganization would result, in effect, in the conversion of PIMCO Fund Institutional Class shares into Class I shares of EV Fund of equal value. Although PIMCO Fund's and EV Fund's investment objectives and policies are substantially similar, certain of their investment policies differ, and certain risks of an investment in EV Fund also differ. The enclosed Prospectus and Proxy Statement describe the Reorganization in greater detail. Please review the enclosed materials and complete and return your proxy in the postage prepaid envelope provided.

     After the Reorganization, Parametric Portfolio Associates will continue to provide management services to EV Fund. In addition, EV Fund's total advisory and administrative fees will be capped at the current levels for at least two years following the Reorganization.

     The management and Trustees of PIMCO Fund believe that the Reorganization will benefit PIMCO Fund shareholders and recommend that you vote FOR the Reorganization. Every vote counts, so please return your proxy today in the postage prepaid envelope provided for your convenience.

     Should you have questions regarding the proposed Reorganization, please call (800) 262-1122 any time Monday through Friday between 9 a.m. and 5 p.m. Eastern standard time.

                                                   Sincerely,


                                                   Stephen Treadway
                                                   Chairman

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope so as to ensure a quorum at the Special Meeting. This is important whether you own a few shares or many shares.

            PIMCO PPA TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND
                  a series of PIMCO Funds: Multi-Manager Series
                            840 Newport Center Drive
                         Newport Beach, California 92660

                For proxy information, please call (800) 262-1122
               For account information, please call (800) 927-4648

                   Notice of a Special Meeting of Shareholders
                   To Be Held at 11:00 a.m., January 15, 2004


     Please note that a Special Meeting of Shareholders of PIMCO PPA Tax-Efficient Structured Emerging Markets Fund ("PIMCO Fund") has been called to be held at the office of PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902 on Thursday, January 15, 2004 at 11:00 a.m., Eastern standard time, for the following purposes:

               (1) To approve an Agreement and Plan of Reorganization providing for the acquisition by Eaton Vance Tax-Managed Emerging Markets Fund, a series of Eaton Vance Series Trust II ("EV Fund"), of all of the assets of PIMCO Fund, in exchange for EV Fund's assumption of all of the liabilities of PIMCO Fund, the issuance of shares of EV Fund to PIMCO Fund, the distribution of such shares to the shareholders of PIMCO Fund, and the termination of PIMCO Fund, all as described in the accompanying Prospectus and Proxy Statement; and

               (2) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on November 21, 2003 are entitled to notice of, and to vote at, the meeting or any adjournments thereof.


                                          By order of the Board of Trustees


                                          Newton B. Schott, Jr.
                                          Secretary

December 18, 2003

IMPORTANT - We urge you to sign and date the enclosed proxy and return it using the enclosed addressed envelope, which requires no postage and is intended for your convenience. Your prompt return of your enclosed proxy will save the necessity and expense of further solicitations to obtain a quorum at the Special Meeting. If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.

             PROSPECTUS AND PROXY STATEMENT DATED DECEMBER 18, 2003

                          Acquisition of the Assets and
                        Assumption of the Liabilities of

            PIMCO PPA Tax-Efficient Structured Emerging Markets Fund,
                  a series of PIMCO Funds: Multi-Manager Series
                            840 Newport Center Drive
                         Newport Beach, California 92660
                                 (800) 927-4648

                        By and In Exchange for Shares of

                 Eaton Vance Tax-Managed Emerging Markets Fund,
                     a series of Eaton Vance Series Trust II
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 (800) 262-1122


This Prospectus and Proxy Statement (collectively, the "Proxy Statement") is being furnished to shareholders of PIMCO PPA Tax-Efficient Structured Emerging Markets Fund ("PIMCO Fund"), a series of PIMCO Funds: Multi-Manager Series ("PIMCO Trust"), which is a Massachusetts business trust, in connection with the solicitation of proxies for a Special Meeting of Shareholders of PIMCO Fund (the "Meeting") at which the shareholders of PIMCO Fund will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") between PIMCO Trust, on behalf of PIMCO Fund, and Eaton Vance Series Trust II (formerly, Eaton Vance Income Fund of Boston) ("EV Trust"), which is also a Massachusetts business trust, on behalf of its newly organized Eaton Vance Tax-Managed Emerging Markets Fund series ("EV Fund").

The Plan provides that all of the assets and all of the liabilities of PIMCO Fund will be acquired and assumed, respectively, by EV Trust on behalf of EV Fund. In exchange for the acquisition and assumption of these assets and liabilities, PIMCO Fund will receive shares of EV Fund. Shares of EV Fund so received will then be distributed to the shareholders of PIMCO Fund in complete liquidation of PIMCO Fund, and PIMCO Fund will be terminated as a series of PIMCO Trust. As a result of these transactions (collectively, the "Reorganization"), each shareholder of Institutional Class shares of PIMCO Fund will receive the number of full and fractional Class I shares of EV Fund equal in number and net asset value to such shareholder's Institutional Class shares of PIMCO Fund held on the closing date of the Reorganization. The Reorganization is being proposed in conjunction with the recent sale by the owners of Parametric Portfolio Associates ("Parametric"), PIMCO Fund's current investment sub-adviser, of a majority interest in its investment advisory business to an affiliate of Eaton Vance Management ("EVM"), the current investment adviser of EV Fund. Parametric will be the sub-adviser to EV fund.

PIMCO Fund and EV Fund (each a "Fund" and together, the "Funds") are each diversified series of an open-end management investment company. The Funds' investment objectives and policies, which are substantially similar, are described and compared below in this Proxy Statement. The investment objective of PIMCO Fund is to seek long-term growth of capital. PIMCO Fund also seeks to achieve superior after-tax returns for its shareholders by using a variety of tax-efficient management strategies. The investment objective of EV Fund is to seek long-term, after-tax returns for its shareholders.

This Proxy Statement, which should be read and retained for future reference, sets forth concisely information about EV Fund that investors should know before investing in EV Fund. Additional information is contained in the following documents, which have been filed with the Securities and Exchange Commission ("SEC") and, to the extent provided below, are incorporated herein by reference (that is, each legally forms a part of this Proxy Statement):

   * The Statement of Additional Information ("SAI") dated December 18, 2003, relating to the Plan, including pro forma financial statements. The SAI is available without charge upon request by writing to the distributor of EV Fund, Eaton Vance Distributors, Inc., The Eaton Vance Building, 255 State Street, Boston, MA 02109 or by calling (800) 262-1122.

   * The current prospectus of EV Fund dated November 19, 2003, ("EV Prospectus"), a copy of which accompanies this Proxy Statement.

   *      The current SAI of EV Fund dated November 19, 2003 ("EV SAI").

   * PIMCO Trust's current prospectus for Institutional and Administrative Class shares of certain of its series, including PIMCO Fund, dated November 1, 2003, as supplemented ("PIMCO Prospectus"), but only with respect to the information about PIMCO Fund contained therein.

   * PIMCO Trust's current Statement of Additional Information dated November 1, 2003, as supplemented (including the Report of Independent Accountants and financial statements in respect of PIMCO Fund incorporated by reference therein and the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares included therein) (together, the "PIMCO SAI"), but only with respect to the information about PIMCO Fund contained therein.

Copies of the EV SAI may be obtained without charge by writing to Eaton Vance Distributors, Inc., The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 or by calling (800) 262-1122. Information concerning the operations and management of PIMCO Fund is incorporated herein by reference from the PIMCO Prospectus and PIMCO SAI, additional copies of which may be obtained without charge by writing to PIMCO Trust at 840 Newport Center Drive, Newport, CA 92660 or by calling (800) 927-4648.

In addition, you will find and may copy information about each Fund (including its Prospectus and SAI referred to above and its shareholder reports) at the SEC's public reference room in Washington, D.C. (call 1-202-942-8090 for information on the hours of operation of the public reference room) at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C.; or at the public reference room in its Northeast and Midwest regional offices, at 223 Broadway, New York, NY and 175 W. Jackson Boulevard, Suite 900, Chicago, IL, respectively; on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, D.C. 20549-0102, or by electronic mail at publicinfo@sec.gov.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN EV FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
                                                                            Page
SUMMARY...................................................................... 1
     The Reorganization...................................................... 1
     Comparison of Investment Objectives and Strategies...................... 1
     Investment Advisory Services and Management Fees........................ 2
     Fee and Expense Tables.................................................. 3
     Other Service Providers................................................. 5
     Comparison of Distribution Policies and Purchase, Exchange
        and Redemption Procedures............................................ 5
     Federal Income Tax Consequences......................................... 7
COMPARISON OF PRINCIPAL RISK FACTORS, INVESTMENT OBJECTIVES,
     INVESTMENT STRATEGIES AND POLICIES AND INVESTMENT RESTRICTIONS.......... 7
     Principal Risks Factors................................................. 8
     Investment Objectives...................................................10
     Investment Strategies and Policies......................................10
     Fundamental Investment Restrictions.....................................14
     Non-Fundamental Investment Restrictions.................................16
THE REORGANIZATION...........................................................17
     Reorganization Plan.....................................................17
     Reasons for the Reorganization..........................................18
     Description of the Securities to be Issued..............................19
     Federal Income Tax Considerations.......................................19
     Capitalization..........................................................20
     Investment Performance..................................................20
     Management's Discussion of Fund Performance.............................21
VOTING INFORMATION...........................................................21
     General Information.....................................................21
     Trustees' Recommendation................................................22
     Required Shareholder Vote...............................................22
     Adjournments............................................................23
     Methods of Voting.......................................................23
     Shareholder Proposals at Future Meetings................................23
     Other Matters...........................................................24
INFORMATION REGARDING FIVE PERCENT SHARE OWNERSHIP AND
     INTERESTS OF AFFILIATED PERSONS.........................................24
     Five Percent Holders....................................................24
     Shares Held by Officers and Directors...................................24
ADDITIONAL INFORMATION ABOUT THE FUNDS.......................................25
     Comparative Information on Shareholder Rights...........................25
     Comparative Information about the Calculation of Net Asset Value........25
     Available Information...................................................26
     Legal Matters...........................................................26
FINANCIAL HIGHLIGHTS.........................................................26
APPENDIX A...................................................................A-1

                           EATON VANCE SERIES TRUST II
                  Eaton Vance Tax-Managed Emerging Markets Fund

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                         PROSPECTUS AND PROXY STATEMENT
                             DATED DECEMBER 15, 2003

                                     SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and the Plan and is qualified by reference to the more complete information contained herein and therein as well as in the EV Prospectus (which accompanies this Proxy Statement), the EV SAI, the PIMCO Prospectus, and the PIMCO SAI, all of which are incorporated by reference in this Proxy Statement. Shareholders should read this entire Proxy Statement carefully. This summary is not intended to be a complete statement of all material features of the Reorganization and is qualified in its entirety by reference to the full text of this Proxy Statement and the documents referred to and incorporated by reference herein.

The form of the Plan is attached to this Proxy Statement as Appendix A. The Reorganization provided for in the Plan is described herein.

The Reorganization

The Trustees of PIMCO Trust ("Trustees") (including those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees")) have unanimously approved the Plan on behalf of PIMCO Fund. The Plan provides that all of the assets and all of the liabilities of PIMCO Fund will be acquired and assumed, respectively, by EV Trust on behalf of EV Fund. In exchange for the acquisition and assumption of these assets and liabilities, PIMCO Fund will receive shares of EV Fund. Shares of EV Fund so received will then be distributed to the shareholders of PIMCO Fund in complete liquidation of PIMCO Fund, and PIMCO Fund will be terminated as a series of PIMCO Trust. There will be no reimbursement fee charged to shareholders of PIMCO Fund when they exchange their PIMCO Fund shares for EV
Fund shares in the Reorganization. As a result of the Reorganization, each shareholder of Institutional Class shares of PIMCO Fund will receive the number of full and fractional Class I shares of EV Fund equal in number and net asset value to such shareholder's Institutional Class shares of PIMCO Fund held on the closing date of the Reorganization (the "Closing Date"). The Closing Date is expected to be on or about February 9, 2004 or such other later date as the parties may agree.

For the reasons described below under "The Reorganization - Reasons for the Reorganization," the Trustees, including the Independent Trustees, determined that the Reorganization is in the best interests of PIMCO Fund and that the interests of its existing shareholders will not be diluted as a result of its effecting the Reorganization.

Comparison of Investment Objectives and Strategies

Because EV Fund was established for the purpose of continuing PIMCO Fund's investment program, the Funds' investment objectives, strategies, policies and restrictions are substantially similar, although there are some differences between the Funds in these matters, as summarized below. EV Fund's adviser and sub-adviser intend to manage EV Fund's investments in substantially the same way as PIMCO Fund is currently managed and do not anticipate materially changing EV Fund's investment objective, strategies, policies or restrictions in the foreseeable future. EV Fund will not commence investment operations until immediately after the Closing Date.

Investment Objectives and Strategies. The investment objective of PIMCO Fund is to seek long-term growth of capital. PIMCO Fund also seeks to achieve superior after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

The investment objective of EV Fund is to seek long-term, after-tax returns for its shareholders.

The investment objective of each Fund is non-fundamental and may be changed by the applicable Board of Trustees without shareholder approval. EV Fund will give shareholders 60 days prior notice of any material change to its investment objective.

Each Fund seeks its investment objective by normally investing at least 80% of its assets in securities of emerging market issuers. For these purposes, "assets" refers to net assets plus borrowings made for investment purposes. Each Fund also uses a range of active tax-efficient management techniques and strategies to minimize taxable distributions to shareholders. Despite the use of these tax-efficient strategies, PIMCO Fund and/or EV Fund may realize gains, and shareholders will incur tax liability from time to time.

Each Fund:

 * invests primarily in equity securities that trade primarily in currencies other than the U.S. dollar and may also invest in other securities or directly in foreign currencies;
 *   is normally exposed to roughly 20 emerging market countries; and
 * may use derivatives securities for risk management and as part of its investment strategy.

For a more detailed description of the investment objectives, strategies, policies and restrictions of each Fund, please see "Comparison of Principal Risk Factors, Investment Objectives, Investment Strategies and Policies and Investment Restrictions - Investment Objectives," "-Investment Strategies and Policies," "-Fundamental Investment Restrictions" and "-Non-Fundamental Investment Restrictions" below, the PIMCO Prospectus, the PIMCO SAI, the EV Prospectus and the EV SAI.

For information concerning the principal risks associated with investments in the Funds, see "Comparison of Principal Risk Factors, Investment Objectives, Investment Strategies and Policies and Investment Restrictions - Principal Risk Factors" below, the PIMCO Prospectus, the PIMCO SAI, the EV Prospectus and the EV SAI.

Please note that a vote to approve the Plan will, in effect, reflect your acknowledgement of the investment objective, fundamental investment policies and investment advisory arrangements for EV Fund.

Investment Advisory Services and Management Fees

PIMCO Fund's investment adviser is PIMCO Advisors Fund Management LLC ("PAFM"), with offices located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, PAFM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PAFM is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). As of September 30, 2003, PAFM and its investment management affiliates had approximately $445.5 billion in assets under management.

EV Fund's investment adviser is EVM, with offices located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. EVM has been managing assets since 1924 and managing mutual funds since 1931. EVM is a wholly owned indirect subsidiary of Eaton Vance Corp. As of November 30, 2003, EVM and its subsidiaries managed approximately $75 billion on behalf of mutual funds, institutional clients and individuals.

PIMCO Fund pays, and on consummation of the Reorganization EV Fund will pay, its investment adviser a monthly advisory fee at the annual rate of 0.45% based on the average daily net assets of the Fund. PAFM has delegated, and on consummation of the Reorganization EVM will delegate, the investment management of PIMCO Fund and EV Fund, as applicable, to Parametric, as the investment sub-adviser. PAFM pays, and on consummation of the Reorganization EV Fund will pay, Parametric a portion of the advisory fee it receives for the sub-advisory services provided by Parametric.

EV Fund's total advisory fee and administration fee (described under "Summary - Other Service Providers" below) will be capped at current levels for at least two years following the Reorganization. In addition, EVM has agreed to reimburse EV Fund to the extent that EV Trust's Trustee fees and expenses allocable to EV Fund exceed 0.01% of the net assets of EV Fund in a given year during the two years following the Reorganization.

Shareholders of PIMCO Fund have approved a proposal permitting PAFM to enter into a new or amended sub-advisory agreement with one or more sub-advisers without obtaining shareholder approval of such agreement, subject to the conditions of an SEC exemptive order. One of the conditions requires the Board of Trustees of PIMCO Trust (the "Board") to approve any such agreement. In addition, the exemptive order currently prohibits PAFM from entering into sub-advisory agreements with affiliates without shareholder approval, unless those affiliates are substantially wholly owned by ADAM of America. Subject to the ultimate responsibility of the Board, PAFM has responsibility to oversee Parametric and to recommend its hiring, termination and replacement. EV Fund has not obtained similar relief from the SEC.

Parametric, located at 1151 Fairview Avenue North, Seattle, Washington 98109, provides advisory services to mutual funds and institutional clients. As of November 30, 2003, Parametric managed approximately $5.2 billion on behalf of mutual funds, institutional clients and individuals. Parametric became a majority-owned indirect subsidiary of Eaton Vance Corp. on September 10, 2003, and all its principal portfolio managers and other investment advisory personnel employed before the acquisition remained with Parametric after the acquisition. The Parametric portfolio managers responsible for the day-to-day management of PIMCO Fund are Cliff Quisenberry, Tom Seto and David Stein. Mr. Quisenberry has served as the lead portfolio manager for emerging market strategies at Parametric since 1995. Mr. Seto has been a Vice President and portfolio manager of Parametric since 1998. Mr. Stein is a Managing Director of Parametric where he has lead the investment research and product development activities for over five years. Mr. Quisenberry is the Parametric portfolio manager responsible for the day-to-day management of EV Fund.

Fee and Expense Tables

Further information about the expenses of PIMCO Fund and pro forma expenses of EV Fund following the Reorganization are outlined in the tables below.

Shareholder Fees (fees paid directly from your investment)

----------------------------------------------------------------------------------------------------------
                                                            Current Expenses                Pro Forma
                                                               PIMCO Fund
                                                            Institutional Class              EV Fund
                                                      (year ended December 31, 2002)         Class I
----------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                  None                        None
(as a percentage of offering price)

Maximum contingent deferred sales charge (load)
imposed on purchases (as a percentage of original
purchase price)                                                   None                        None

Fund reimbursement fee (as a percentage of offering
or exchange price or amount redeemed)                             1%(1)                       None

Purchase fee (as a percentage of offering price)                  None                        1%(2)

                                       3

Redemption fee (as a percentage of amount redeemed)               None                        1%(2)
----------------------------------------------------------------------------------------------------------

     (1) Unless a waiver applies, Institutional Class shares of PIMCO Fund are subject to a reimbursement fee when they are purchased, redeemed or exchanged. The fee equals 1% of the net asset value of shares purchased, redeemed or exchanged. Reimbursement fees are paid to and retained by PIMCO Fund and are not sales charges (loads). This fee will not be charged to PIMCO Fund shareholders when they exchange their PIMCO Fund shares for EV Fund shares in the Reorganization.
     (2) Unless a waiver applies, Class I shares of EV Fund will be subject to a purchase fee equal to 1% of the net asset value of shares purchased and a redemption fee equal to 1% of the net asset value of shares redeemed or exchanged. These fees are not sales charges (loads). The purchase fee will not be charged to shareholders who receive Class I shares of EV Fund in exchange for their shares of PIMCO Fund.

The current fees and expenses of Institutional Class shares of PIMCO Fund and the estimated pro forma fees and expenses of the Class I shares of EV Fund after giving effect to the Reorganization are shown in the following tables. Expenses for Class I shares of EV Fund are based on the operating expenses incurred by Institutional Class shares of PIMCO Fund for the fiscal year ended June 30, 2003. EV Fund is newly organized and has not had any investment operations of its own to date. Expenses of the Class I shares of EV Fund are shown on a pro forma basis assuming that the Reorganization occurred on June 30, 2003.

Annual Fund Offering Expenses (expenses deducted from Fund assets)

-----------------------------------------------------------------------------------------------------
                                                     Current Expenses                  Pro forma
                                                        PIMCO Fund
                                                    Institutional Class                EV Fund
                                              (fiscal year ended June 30, 2003)        Class I
-----------------------------------------------------------------------------------------------------
Management/Advisory Fees                                   0.45%                        0.45%
12b-1 Fees                                                 None                         None
Other Expenses                                             0.56(1)                      0.55%(2)
-----------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                       1.01%                        1.00%
-----------------------------------------------------------------------------------------------------

     (1) Other Expenses reflect a 0.05% Administrative Fee, 0.01% in tax expenses and 0.01% in trustees' expenses paid during the most recent fiscal year.
     (2) Other Expenses reflect a 0.50% Administrative Fee and 0.05% in estimated tax expenses.

Example of Fund Expenses. The following examples are intended to help you compare the cost of investing in PIMCO Fund with the cost of investing in EV Fund after the Reorganization and the cost of investing in other mutual funds. The examples, which are based on the Total Annual Fund Operating Expenses shown above, assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Assuming you redeem your shares at the end of each period:

-----------------------------------------------------------------------------------------
                                           1 Year     3 Years     5 Years    10 Years
-----------------------------------------------------------------------------------------
PIMCO Fund - Institutional Class*          $305       $530        $773        $1,470

EV Fund - Class I, pro forma after the     $304       $527        $767        $1,459
Reorganization**
-----------------------------------------------------------------------------------------
* The example  reflects the 1%  reimbursement  fee  applicable to  Institutional
Class shares of PIMCO Fund both at the time of purchase and redemption.
** The example  reflects the 1% purchase fee  applicable to Class I shares of EV
Fund at the time of purchase and the 1% redemption fee applicable to such shares at the time of redemption.

Assuming you do not redeem your shares at the end of each period:

-----------------------------------------------------------------------------------------
                                            1 Year     3 Years    5 Years    10 Years
-----------------------------------------------------------------------------------------
PIMCO Fund - Institutional Class*           $202       $418       $652        $1,324

EV Fund - Class I, pro forma after the      $201       $415       $647        $1,312
Reorganization**
-----------------------------------------------------------------------------------------

* The example reflects the 1% reimbursement fee applicable to Institutional Class shares of PIMCO Fund at the time of purchase.
** The example reflects the 1% purchase fee applicable to Class I shares of EV Fund at the time of purchase.

Other Service Providers

As indicated below, the Funds have the same custodian and auditor but different administrators, transfer agents and sub-transfer agents.

------------------------------------------------------------------------------------------------------------------
Service Provider                 PIMCO Fund                                   EV Fund
------------------------------------------------------------------------------------------------------------------
Custodian                        State Street Bank and Trust Co.              State Street Bank and Trust Co.
------------------------------------------------------------------------------------------------------------------
Administrator                    PAFM                                         EVM
------------------------------------------------------------------------------------------------------------------
Auditor                          PricewaterhouseCoopers LLP                   PricewaterhouseCoopers LLP
------------------------------------------------------------------------------------------------------------------
Transfer Agent                   Boston Financial Data Services - Midwest     PFPC
------------------------------------------------------------------------------------------------------------------
Sub-Transfer Agent               N.A.*                                        EVM
------------------------------------------------------------------------------------------------------------------

* The financial intermediaries which sell PIMCO Fund's shares may provide sub-transfer agency services for their customers.

The types of services provided to the Funds under these service arrangements are substantially similar. PIMCO Fund pays, and on consummation of the Reorganization EV Fund will pay, its administrator an administration fee at an annual rate of 0.50% of the average daily net assets of the Fund. As administrator, PAFM provides, and on consummation of the Reorganization EVM will provide, administrative services to PIMCO Fund and EV Fund, as applicable, and bear the cost of most third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

As noted above, EV Fund's total advisory fee and administration fee will be capped at current levels for at least two years following the Reorganization.

For the sub-transfer agency services it will provide EV Fund, EVM will receive an aggregate fee equal to the actual expenses it incurs in the performance of sub-transfer agency services. This fee will be paid by the transfer agent from the fees it receives from EV Fund.

Comparison of Distribution Policies and Purchase, Exchange and Redemption Procedures

Because EV Fund was established for the purpose of continuing PIMCO Fund's business, the Funds' distribution policies and purchase, exchange and redemption procedures are substantially similar, although there are some differences between the Funds in these matters, as summarized below. EV Fund will not commence investment operations until immediately after the Closing Date.

Distribution Policies. Shares of PIMCO Fund are, and on consummation of the Reorganization shares of EV Fund will be, sold on a continuous basis. PIMCO Fund's distributor is PIMCO Advisors Distributors LLC, and EV Fund's distributor is Eaton Vance Distributors, Inc. Shares of each Fund may be purchased directly or through financial intermediaries that charge additional advisory, management, consulting or other similar fees for their services and may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of Fund shares by their customers. These additional fees may vary over time and would increase the costs of the customer's investment and lower investment return.

Institutional Class shares of PIMCO Fund are not subject to any sales charges (loads) but, unless eligible for a waiver, are subject to a 1% reimbursement fee when they are purchased, exchanged or redeemed. The fee equals 1% of the net asset value of the shares purchased, redeemed or exchanged. Similarly, Class I shares of EV Fund will not be subject to any sales charges (loads) but, unless eligible for waiver, will be subject to a purchase fee at the time of purchase equal to 1% of the net asset value of the shares purchased and a redemption fee at the time of exchange or redemption equal to 1% of the net asset value of the shares redeemed or exchanged. Each of these fees are/will be paid to and retained by the applicable Fund. PIMCO Fund will not charge a reimbursement fee to shareholders of PIMCO Fund when they exchange their PIMCO Fund shares for EV Fund shares in the Reorganization. EV Fund will not charge a purchase fee to shareholders who receive Class I shares of EV Fund in exchange for their shares of PIMCO Fund.

The reimbursement fee on PIMCO Fund shares acquired on or before June 30, 1998 is waived when these shares are redeemed or exchanged. PIMCO Fund shares eligible for this waiver that are exchanged for Class I shares of EV Fund in the Transaction will not be subject to EV Fund's redemption fee.

Purchase, Exchange and Redemption Procedures. The procedures for purchasing, exchanging and redeeming shares of each Fund are substantially similar, however there are some differences which are outlined below.

  * The minimum initial investment necessary to purchase shares of PIMCO Fund is generally $5 million (except that the minimum initial investment for a registered investment adviser purchasing shares of PIMCO Fund for its clients through omnibus accounts is $250,000), compared to $250,000 to purchase shares of EV Fund, although in each case the minimum may be reduced or waived under certain circumstances.
  * While PIMCO Fund does not typically issue share certificates, EV Fund will issue share certificates upon request.
  * Subject to the approval of PIMCO Trust, PIMCO Fund will only accept securities in exchange for Fund shares if: (1) they are eligible for purchase by the Fund (consistent with its investment policies and restrictions); (2) have a value that is readily ascertainable with PIMCO Trust's valuation policies; and (3) the Fund intends to retain the securities. EV Fund will not accept securities in exchange for Fund shares.
  * An investor may redeem or exchange PIMCO Fund shares by mail, telephone or e-mail. Redemption requests in an amount of $10 million or more may be initiated by telephone or e-mail but must be confirmed in writing by an authorized party prior to processing. An investor will be able to redeem or exchange EV Fund shares by mail or telephone; a signature guarantee may be required.
  * PIMCO Fund reserves the right to redeem Fund shares held in an account if the value of the Fund shares in the account (due to redemption by the investor) is less than $100,000 after giving the shareholder 30 days to bring the value of its account up to at least $100,000. EV Fund reserves the same right where the value of the Fund shares in the account (due to redemption by the investor) is less than $750 after giving the shareholder 60 days notice.
  * PIMCO Fund redeems shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. Thereafter, PIMCO Fund may redeem shares in-kind out of securities held in the Fund's portfolio. EV Fund may redeem shares, either totally or partially, in-kind at any time.
  * PIMCO Fund reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the PAFM, the transaction would adversely affect a fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by PAFM to be detrimental to PIMCO Trust or a particular fund. For example, PIMCO Trust may limit the number of "round trip" transactions investors may make. An investor makes a "round trip" transaction when the investor purchases shares of a particular PIMCO Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PMICO fund, and then buys back (by way of a purchase or exchange) shares of the originally purchased PIMCO fund. PIMCO Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased PIMCO Fund) more than six round trip exchanges in any 12-month period. PIMCO Trust shareholders 30 days' prior notice whenever it is reasonably able to do so. EV Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in Eaton Vance funds if EV Fund or its principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading to the potential detriment of the EV Fund. More than two round-trip exchanges within 12 months will be deemed to constitute market timing or excessive trading by EV Fund and its principal underwriter.
  * PIMCO Fund may impose additional restrictions on exchanges of Fund shares at any time and will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so. EV Fund may change or discontinue the exchange privilege at any time, but it will give shareholders 60 days' prior notice of any material changes.

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused.

For a detailed description of the distribution policies and purchase, exchange and redemption procedures of PIMCO Fund and EV Fund, please see the PIMCO Prospectus and PIMCO SAI and the EV Prospectus and EV SAI, respectively.

Federal Income Tax Consequences

As a condition to consummation of the Reorganization, each of PIMCO Trust and EV Trust (each a "Trust") will receive an opinion from Kirkpatrick & Lockhart LLP to the effect that no gain or loss will be recognized by either Fund or the PIMCO Fund shareholders as a result of the Reorganization. The aggregate tax basis in EV Fund's shares a shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in PIMCO Fund's shares the shareholder holds immediately prior to the Reorganization; and the shareholder's holding period for those EV Fund shares will include its holding period for the PIMCO Fund shares (provided the shareholder holds those PIMCO Fund shares as capital assets on the Closing Date). Also, EV Fund's holding period for and tax basis in the assets PIMCO Fund transfers to it will, in each instance, include PIMCO Fund's holding period for, and be the same as EV Fund's tax basis in, respectively, those assets immediately prior to the Reorganization.

Please see the "The Reorganization - Federal Income Tax Considerations" section below for further information.

          COMPARISON OF PRINCIPAL RISK FACTORS, INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND POLICIES AND INVESTMENT RESTRICTIONS

Because EV Fund was established for the purpose of continuing PIMCO Fund's investment program, the Funds' principal risk factors, investment objectives, strategies and policies and restrictions are substantially similar, although there are some differences between the Funds in these matters. More complete information regarding the Funds' principal risk factors, investment objectives, strategies and policies and restrictions is set forth in the PIMCO Prospectus and PIMCO SAI and the EV Prospectus and EV SAI. Shareholders should consult these Prospectuses and SAIs for a more thorough comparison. EV Fund's adviser and sub-adviser intend to manage EV Fund's investments in substantially the same way as PIMCO Fund is currently managed and do not anticipate materially changing EV Fund's investment objective, strategies, policies or restrictions in the foreseeable future. EV Fund will not commence investment operations until immediately after the Closing Date.

Principal Risk Factors

Investment risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more money you can lose. Like other investment companies, the value of each Fund's shares may be affected by its investment objective(s), investment strategies and particular risk factors.

There is no guarantee that a Fund will achieve its investment objective(s) or that it will not lose principal value.

EV Fund has a similar risk profile as PIMCO Fund and is subject to similar principal risks. There are however some differences. The following tables indicate the principal risks of each Fund. However, other factors may also affect each Fund's net asset value. Each risk is summarized in the discussion following the tables. However, the tables and the accompanying summary are qualified in their entirely by the disclosure contained in the Funds' Prospectuses. Shareholders of PIMCO Fund are advised to consult the PIMCO Prospectus and EV Prospectus, each of which is incorporated herein by reference, for a more complete discussion of the principal risks of PIMCO Fund and EV Fund, respectively.

--------------------------------------------------------------------------------------------------
           Principal Risks of PIMCO Fund                        Principal Risks of EV Fund
--------------------------------------------------------------------------------------------------
 Foreign Investment and Emerging Markets Risk        Foreign Investment and Emerging Markets Risk
                Currency Risk                                       Currency Risk
       Derivatives and Leveraging Risk                     Derivatives and Leveraging Risk
            Smaller Companies Risk                              Smaller Companies Risk
            Value Securities Risk                               Value Securities Risk
                Liquidity Risk                                      Liquidity Risk
                 Market Risk                                         Market Risk
            Growth Securities Risk                                 Management Risk
           Focused Investment Risk
                 Issuer Risk
                 Credit Risk
               Management Risk
--------------------------------------------------------------------------------------------------

Foreign Investment and Emerging Markets Risk. The value of a Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Because securities markets in emerging market countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States and more developed foreign countries, the value of a Fund's shares will be more volatile. Emerging markets countries have relatively unstable governments and economies based on only a few industries. Investments in ADRs, EDRs and GDRs are subject to similar risks. Unsponsored depository receipts may involve higher expenses, may not pass through voting and other shareholder rights and may be less liquid than receipts sponsored by issuers of underlying securities.

Currency Risk. Because the Funds invest predominately in foreign securities, the value of Fund shares can be adversely affected by changes in currency exchange rates.

Derivatives Risk and Leveraging Risk. The use of derivatives is highly specialized. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by a Fund. Equity swaps and forward sales are private contracts in which there is a risk of loss in the event of a counterparty's default. In a covered short sale, a Fund may be forced to deliver newly acquired stock to close a short position. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying security. Derivative hedging transactions may not be effective because of imperfect correlation and other factors.

Smaller Companies Risk. The securities of smaller, less seasoned companies are generally subject to greater price fluctuation, limited liquidity, higher transaction costs and higher investment risk.

Value Securities Risk. Value securities are those that the portfolio managers may not expect to experience earnings growth, but that they do believe are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Liquidity Risk. Illiquid securities may be difficult to value properly and may involve greater risks than liquid stocks.

Market Risk. The value of a Fund's shares is sensitive to stock market volatility. If there is a decline in the value of exchange-listed stocks in emerging market countries, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Although stock values can rebound, there is no assurance that values will return to previous levels.

Growth Securities Risk. Growth securities are those that the portfolio managers believe will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Parametric will not emphasize growth securities in its management of EV Fund.

Focused Investment Risk. A Fund may be subject to increased risk to the extent that it focuses its investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in those areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market political or other developments.

Because EV Fund will be exposed to more than 20 emerging market countries and invest in more that 250 securities, the Fund does not believe its investments are "focused."

Issuer Risk. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Credit Risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

                                      ***

The investment adviser, sub-adviser and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired results.

You may lose money by investing in a Fund. Shareholders should invest for the long-term.

Investment Objectives

The investment objective of PIMCO Fund is to seek long-term growth of capital. PIMCO Fund also seeks to achieve superior after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

The investment objective of EV Fund is to seek long-term, after-tax returns for its shareholders.

The investment objective of each Fund is non-fundamental and may be changed by the applicable Board of Trustees without shareholder approval. EV Fund will give shareholders 60 days prior notice of any material change to its investment objective.

Each Fund seeks its investment objective by normally investing at least 80% of its assets in securities of emerging market issuers. For these purposes, "assets" refers to net assets plus borrowings made for investment purposes. Each Fund also uses a range of active tax-efficient management techniques and strategies to minimize taxable distributions to shareholders. Despite the use of these tax-efficient strategies, PIMCO Fund and/or EV Fund may realize gains and shareholders will incur tax liability from time to time.

Investment Strategies and Policies

The Funds have similar investment policies, strategies and restrictions, which are described below. The discussion below contains a summary of each Fund's investment strategies and policies and is qualified in its entirety by the information combined in each Fund's Prospectus and SAI. Shareholders of PIMCO Fund are advised to consult the PIMCO Prospectus and PIMCO SAI and the EV Prospectus and EV SAI, each of which is incorporated herein by reference, for a more complete discussion of the investment strategies and policies of PIMCO Fund and EV Fund, respectively.

---------------------------------------------------------------------------------------------------------------
                      PIMCO Fund                                               EV Fund
---------------------------------------------------------------------------------------------------------------
PIMCO Fund normally invests at least 80% of its net     Same, except that EV Fund invests at least 80% of the
assets, plus borrowings for investment purposes,        net assets, plus borrowings for investment purposes
in common stocks of companies located in, or            in equity securities of companies domiciled in
whose principal business operations are based in,       emerging market countries or which derive more
emerging market.*                                       than 50% of their revenue or profits from emerging
                                                        markets countries.**

PIMCO Fund intends to invest substantially all of its   EV Fund intends to invest primarily in equity
assets in common stocks and other equity and            securities but it may also invest in other
equity-linked securities (including preferred stocks    securities, including preferred stock, warrants and
and convertible securities).  The Fund may also         securities convertible into common stock.  The Fund
invest directly in foreign currencies.                  may also invest directly in foreign currencies.

PIMCO Fund considers emerging market issuers to be      EV Fund considers emerging market issuers to be
issuers that are members of the International Finance   issuers that are included (or being considered for
Corporation's Investable Composite Index or the MSCI    inclusion) as an emerging market issuer in one or
Emerging Markets Free Index; or issuers included (or    more broad-based market indices.
being considered for inclusion) as emerging market
issuers in another broad-based market index.

                                       10

---------------------------------------------------------------------------------------------------------------
                      PIMCO Fund                                               EV Fund
---------------------------------------------------------------------------------------------------------------
PIMCO Fund is normally exposed to roughly 20            Same, except that EV Fund will invest in more than
emerging market countries and invests in more than      250 stocks of all market capitalizations.
300 stocks of all market capitalizations.

PIMCO Fund may also invest in American                  Same
Depository Receipts ("ADRs"), European
Depository Receipts ("EDRs"), and Global
Depository Receipts ("GDRs).

The portfolio managers of PIMCO Fund follow a           EV Fund's portfolio manager follows a disciplined
disciplined and systematic investment process that      and systematic investment process that emphasizes
emphasizes diversification and fairly consistent        diversification and fairly consistent allocation
allocation among countries, industries and issuers.     among countries, industries and issuers.  Countries
They select countries based on factors such as level    are selected based on factors such as level of
of economic development (with emphasis on GNP per       economic development (with emphasis on GNP per
capita and local economic diversification) and the      capita and local economic diversification) and the
maturity of equity markets in the country (with         maturity of equity markets in the country (with
emphasis on freedom of investment flows and             emphasis on freedom of investment flows and
development of legal, regulatory, banking and           development of legal, regulatory, banking and
settlement systems). They assign equal weight to most   settlement systems).  Within each country in which the
countries represented in the portfolio unless the       EV Fund invests, the portfolio manager attempts to maintain
size of a country's equity market is prohibitive.       exposure across the following fire sectors:  financial;
Countries with smaller equity markets (i.e., less       industrial; consumer; utilities; and natural resources.
than $5 billion of market capitalization) are           The portfolio manager purchases and sells individual
assigned one-half the weight of countries with larger   stocks based on such factors as liquidity, industry
equity markets. The portfolio managers divide all       representation, performance relative to industry and
issuers in each eligible country into the following     long-term profitability.  A stock may also be sold when
five broad economic sector groups: financial,           the portfolio manager believes it relative weighting
industrial, consumer, utilities and natural             in the portfolio has become excessive.
resources. The Fund attempts to maintain exposure
across all five sectors in each country.  The
portfolio managers of PIMCO Fund purchase and sell
individual stocks based on such factors as liquidity,
industry representations, performance relative to
industry and long-term profitability.  A stock may
also be sold when the portfolio managers believe its
relative weighting in the portfolio has become
excessive.

The portfolio managers of PIMCO Fund may utilize a      EV Fund approaches its investments from the
range of active tax-management strategies designed to   perspective of a taxpaying shareholder.  Among the
minimize the Fund's taxable distributions, including    techniques and strategies used in the tax-efficient
low portfolio turnover and favoring investments in      management of EV Fund are the following:  purchasing
low-dividend growth-oriented companies.  The            stocks primarily from a long-term perspective;
portfolio managers of PIMCO Fund also identify          generally maintaining low portfolio turnover of
specific shares of stock to be sold that have the       stocks with appreciated gains; attempting to avoid
lowest tax cost.  When prudent, stocks are also sold    net realized short-term gains; when appropriate,
to realize capital losses in order to offset realized   selling stocks trading below cost to realize losses;
capital gains.  In limited circumstances, PIMCO Fund    in selling appreciated stocks, selecting the most
may also distribute appreciated securities to           tax-favored share lots; and selectively using
shareholders to meet redemption requests so as to       tax-advantaged hedging techniques as an alternative
avoid realizing capital gains.  Despite the use of      to taxable sales.  Despite the use of these
these tax-efficient strategies, PIMCO Fund may          tax-efficient strategies, EV Fund may realize gains,
realize gains and shareholders will incur tax           and shareholders will incur tax liability from time
liability from time to time.                            to time.

                                       11

---------------------------------------------------------------------------------------------------------------
                      PIMCO Fund                                               EV Fund
---------------------------------------------------------------------------------------------------------------
PIMCO Fund may use derivative securities, including     Same
futures and options contracts, options on futures
contracts, foreign currencies, securities and
indices, forward foreign currency exchange contracts
and swaps agreements with respect to securities
indices.  PIMCO Fund will use derivatives for risk
management purposes and as part of its investment
strategy, although no assurance can be given that any
strategy used will be successful.

PIMCO Fund may invest in companies that may not be      Same
expected to experience significant earnings growth,
but whose securities its portfolio managers believe
are selling at a price lower than their true value.

PIMCO Fund may invest up to 15% of its assets in        Same
equity-linked securities whose investment results are
designed to correspond generally with the performance
of a specified stock index, "basket" of stocks or a
single stock.

PIMCO Fund may invest in illiquid securities so long    Same
as not more than 15% of the Fund's net assets would
be invested in such securities.  Although securities
subject to a legal or contractual restriction on
resale are generally considered illiquid, PIMCO Fund
may treat some of these securities (such as
securities issued pursuant to Rule 144A under the
Securities Act of 1933, as amended ("1933 Act"), and
certain commercial paper) as liquid.

PIMCO Fund may borrow money for temporary and/or        EV Fund may borrow amounts up to one-third of the
investment purposes.                                    value of total assets (including borrowings), but it
                                                        will not borrow more than 5% of the value of its
                                                        total assets except to satisfy redemption requests
                                                        or for other temporary purposes.  EV Fund will not
                                                        purchase any additional portfolio securities while
                                                        outstanding borrowings exceed 5% of the value of its
                                                        total assets.

PIMCO Fund may invest up to 5% of its total assets      EV Fund may invest up to 10% of its total assets in
in other investment companies that invest in foreign    other investment companies that invest in foreign
markets but may not acquire more than 3% of the         markets.
outstanding voting securities of any investment
company.

For cash management purposes (e.g. to pay Fund          Same
expenses and to meet redemption requests), PIMCO
Fund may invest not more than 10% of its assets in
U.S. Government securities, high quality fixed-
income securities, money market obligations and
cash.

PIMCO Fund will not make defenseive investments         EV Fund may use alternative strategies in an effort
in response to unfavorable market and other             to limit its losses.
conditions.
---------------------------------------------------------------------------------------------------------------
*    PIMCO Fund will provide shareholders with the notice required by Rule 35d-1 under the 1940 Act with respect to any change in this policy.
**   This policy will not be revised unless EV Fund shareholders are notified of the proposed change at least
     60 days in advance.

In addition to the investment strategies and policies described above, each Fund may also engage in certain other strategies described below.

Derivatives. As described in the table above, each Fund may invest in a range of derivative instruments. PIMCO Fund may only enter into futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. EV Fund may enter into such futures contract or futures options and may also purchase options on securities over the counter. Each Fund may enter into positions in futures contracts and related options for "bona fide hedging" purposes (as such term is defined in applicable regulations of the Commodities Futures Trading Commission ("CFTC"), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices.

Additionally, PIMCO Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such position plus premiums paid by the Fund for open futures option positions, less amounts by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. On the other hand, EV Fund will not purchase options if after such transaction more than 5% of net assets, as measured by the aggregate of all premiums paid for all such options held would be so invested. In addition, EV Fund will only write a put option on a security if the sub-adviser intends to acquire the security, and the Fund will not write a covered option on any security if after such transaction more than 15% of net assets, as measured by the aggregate value of securities underlying all written covered calls and puts would be subject to such options. EV Fund will only enter into futures contracts and options thereon if the sub-adviser determines that trading on such foreign exchange does not entail risks, including credit and quality risks, that are materially greater than the risks associated with trading on exchanges regulated by the CFTC.

Convertible Instruments. Each Fund may invest in convertible instruments of any quality. The convertible instruments EV Fund invests in will generally not be rated, but will typically be equivalent in credit quality to securities rated below investment grade (i.e., credit quality equivalent to lower than Baa by Moody's Investors Service, Inc. and lower than BBB by Standard & Poor's Ratings Group). Convertible securities that are not investment grade are commonly called "junk bonds" and have risks similar to equity securities; they have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher-grade debt securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements (the purchase and sale of a security coupled with an agreement to resell the security at a higher price). In the event of a bankruptcy of the other party to the repurchase agreement, a Fund might experience delays in recovering its cash. PIMCO Fund only enters into these transactions with domestic commercial banks or registered broker/dealers and its sub-adviser monitors the creditworthiness of each counterparty. EV Fund is not so restricted. EV Fund, however, will only enter into repurchase agreements where the value of the underlying collateral is always at least equal to the repurchase price. PIMCO Fund is only so restricted where the counterparty is a broker/dealer.

Reverse Repurchase Agreements. Each Fund may also enter into reverse repurchase agreements. In a reverse repurchase transaction, a Fund agrees to temporarily transfer a portfolio instrument to another party for cash and then repurchase the instrument at an agreed upon time and price, which reflects an interest payment. With respect to reverse repurchase agreements with broker/dealers only, PIMCO Fund will segregate assets determined to be liquid by PAFM or Parametric in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligation under the reverse repurchase agreement. Any fluctuations in value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. Such fluctuations may increase the fluctuations in the market value of a Fund's assets. Reverse repurchase transactions are treated as subject to each Fund's investment restrictions regarding borrowings.

When-issued, Delayed Delivery and Forward Commitment Transactions. Each Fund may enter into when-issued, delayed delivery and forward commitment transactions. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future. When delayed delivery purchases are outstanding, a Fund will segregate until the settlement date assets determined to be liquid by the respective adviser or sub-adviser in accordance with procedures established by the Funds' respective Board of Trustees in an amount sufficient to meet the purchase price. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transactions are subject to market fluctuations. If the buyer or seller fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

Lending Portfolio Securities. Each Fund may lend up to one third of the value of its total assets (including borrowings in the case of EV Fund). Any securities loan will be continuously secured by collateral in cash, cash equivalents or other liquid securities and maintained on a daily mark-to-market basis. PIMCO
Fund may only invest cash collateral received in connection with lending portfolio securities in interest-bearing, short-term securities. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially.

Short Sales. Each Fund may engage in short sales transactions if the Fund owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). Each Fund will not make short sales or maintain a short position if doing so would create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Warrants. Each Fund may invest in warrants to purchase equity or fixed income securities.

Equity Index Swaps. Each Fund may enter into equity index swap agreements attempting to gain exposure to the stocks making up an index without actually purchasing those stocks. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be swapped between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the sub-adviser's ability to accurately predict whether certain types of investments are likely to produce greater returns than others.

PIMCO Fund will only enter into these swaps with counterparties that meet certain standards of creditworthiness. In addition, PIMCO Fund will not enter into a swap with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Unlisted Securities. EV Fund may invest in securities of companies that are neither listed on a stock exchange nor traded over the counter. Unlisted securities may include investments in new and early stage companies, which may involve a high degree of business and financial risk that can result in substantial losses and may be considered speculative. Because of the absence of any public trading market for some of these investments, it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

Fundamental Investment Restrictions

Each Fund has adopted certain fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. The fundamental investment restrictions of the Funds are, in general, similar.

--------------------------------------------------------------------------------------------------------------------------
Investment Restriction                           PIMCO Fund                                   EV Fund
--------------------------------------------------------------------------------------------------------------------------
Borrowing Money                 PIMCO Fund may borrow money to the              EV Fund may borrow money to the
                                maximum extent permitted by law, however        extent such borrowing is not prohibited
Each Fund is prohibited from    it is restricted from borrowing money except    by the 1940 Act.
borrowing money with certain    for temporary administrative and certain other
exceptions.                     purposes.
--------------------------------------------------------------------------------------------------------------------------
Issuing Senior Securities       Nothwithstanding this restriction, PIMCO        EV Fund is prohibited from issuing
                                Fund may borrow money in accordance             senior securities except as permitted by
Each Fund is prohibited         with the Fund's policies and make               the 1940 Act.
from issuing senior             collateral, escrow, margin, or other deposits
securities (meaning             in connection with short sales, purchasing
securities whose payment        or selling futures contracts or related
is preferred ahead of other     options, forward foreign currency
securities).                    contracts, or writing options on securities.
--------------------------------------------------------------------------------------------------------------------------
Underwriting Securities         PIMCO Fund is prohibited from underwriting      Same, except that EV Fund may invest
                                securities issued by other persons.             all or any portion of its assets in one
                                                                                or more investment companies to the
                                                                                extent not prohibited by the 1940 Act.
--------------------------------------------------------------------------------------------------------------------------
Making Loans                    PIMCO Fund may, to the extent consistent        EV Fund may not make loans except
                                with its investment objectives and policies,    by (a) the acquisition of debt securities
Each Fund is prohibited         (a) invest in debt obligations even though      and making portfolio investments,
from making loans with          the purchase of such obligations may be         (b) entering into repurchase agreements
certain exceptions.             deemed to be the making of loans, (b) enter     and (c) lending portfolio securities.
                                into repurchase and reverse repurchase
                                agreements and (c) lend portfolio securities
                                in an amount not to exceed one-third of the
                                value of its assets, provided such loans are
                                made in accordance with guidelines
                                established by the SEC and the Trustees.
--------------------------------------------------------------------------------------------------------------------------
Pruchases and Sales of          PIMCO Fund is prohibited from purchasing        Same
Real Estate, Commodities        or selling real estate, commodities or
or Commodities                  commodity contracts (with certain
Contracts                       exceptions).
--------------------------------------------------------------------------------------------------------------------------
Purchasing Securities on        PIMCO Fund is prohibited from purchasing        Same
Margin                          securities on margin, although it may
                                obtain short-term credits necessary for the
                                clearance of purchases and sales of
                                securities.
--------------------------------------------------------------------------------------------------------------------------
Concentration                   PIMCO Fund may not invest more than 25% of      Same
                                the total assets of the Fund in the
                                securities of issuers having their
                                principal activities in any particular
                                industry (with certain exceptions).
--------------------------------------------------------------------------------------------------------------------------
Diversification                 PIMCO Fund must invest at least 75% of its      Same
                                assets in cash and cash items, U.S.
                                Government securities, investment company
                                securities and other securities limited as
                                to any one issuer to not more than 5% of
                                the Fund's total assets and not more than
                                10% of the voting securities of the issuer.
--------------------------------------------------------------------------------------------------------------------------

Although these restrictions are similar, the specific limitations may be different between the two Funds.

Non-fundamental Investment Restrictions

In addition to the fundamental restrictions described above, each Fund is subject to certain non-fundamental investment restrictions that may be changed at any time by the applicable Board of Trustees without shareholder approval.

For PIMCO Fund, these non-fundamental investment restrictions provide that the Fund may not:

  * invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than 7 days, (d) over-the-counter options (except as described in the PIMCO SAI under "Derivative Investments - OTC Options") and (e) IO/PO SMBS (as described in the PIMCO SAI under ("Mortgage-Related and Asset-Backed Securities - Stripped Mortgage-Backed Securities") if, as a result, more than 15% of the Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c), (d) and (e) above. For the purpose of this restriction, securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b);

  * purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (Deposits or payments by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

  * make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns or has the right to acquire securities which, without any further payments payment, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

  * purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the 1933 Act, and
     Section 4(2) commercial paper) if, as a result, such investments would exceed 15% of the value of the net assets of the Fund;

  * write (sell) or purchase options except that the Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions with respect to such options; (b) in combination with (a), or separately, purchase put and call options on securities it is eligible to purchase; and (c) may engage in options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments; provided that the premiums paid by the Fund on all outstanding options it has purchased do not exceed 5% of its total assets. The Fund may enter into closing sale transactions with respect to options it has purchased;

  * invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities," including repurchase agreements maturing in more than 7 days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in PAFM's or Parametric's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PAFM or Parametric has determined to be liquid under procedures approved by the Board); and

  * borrow money, except for temporary administrative purposes as provided above and as provided in the fundamental investment restrictions set forth above.

EV Fund has two non-fundamental investment restrictions. These restrictions provide that EV Fund may not:

  * make short sales or maintain short positions unless at all times when a short position is open it owns or has the right to acquire the security subject to the short sale or has segregated cash or other liquid securities as collateral for the short sale, provided that not more 25% of the Fund's net assets may be held as collateral for such sales at any one time; or

  * invest more than 15% of its net assets in securities for which there is no readily available market.

As a result of these differences in fundamental and non-fundamental restrictions and policies, PIMCO Fund may be more limited in its ability to engage in certain types of transactions than EV Fund. However, these additional restrictions and policies may also prevent PIMCO Fund from engaging in transactions that would subject EV Fund to additional risks and may make an investment in EV Fund more volatile.

Please note that a vote to approve the Plan will, in effect, reflect your acknowledgement of the investment objective, fundamental investment policies and investment advisory arrangements for EV Fund.

                               THE REORGANIZATION

Reorganization Plan

The following summary of the Plan is qualified in its entirety by reference to the form of the Plan, which is attached hereto as Appendix A. The Plan provides that, on the Closing Date, EV Trust on behalf of EV Fund will acquire all of the assets of PIMCO Fund in exchange for the issuance of EV Fund Class I shares to PIMCO Fund and the assumption of all of the liabilities of PIMCO Fund. The net asset value of Class I shares issued to PIMCO Fund by EV Fund will be equal to the net asset value of the outstanding Institutional Class shares of PIMCO Fund on the Closing Date. The EV Fund shares received by PIMCO Fund will then be distributed to PIMCO Fund shareholders in exchange for their PIMCO Fund shares. Each PIMCO Fund shareholder will receive the number of full and fractional Class I shares of EV Fund equal in number and net asset value to such shareholder's Institutional Class shares of PIMCO Fund held on the Closing Date.

EV Fund will assume all liabilities, debts, obligations and duties of PIMCO Fund as of the Closing Date.

At or as soon as practicable after the Closing Date, PIMCO Fund will liquidate and distribute pro rata to its shareholders of record as of the close of trading on the New York Stock Exchange on the Closing Date the full and fractional EV Fund Class I shares equal in value to the PIMCO Fund Institutional Class shares outstanding. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of EV Fund in the name of each shareholder of PIMCO Fund, representing the respective pro rata number of full and fractional EV Fund Class I Shares due such shareholder. All of EV Fund's future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of EV Fund at the price in effect as described in the EV Prospectus on the respective payment dates, unless a shareholder otherwise instructs EV Fund.

Accordingly, immediately after the Reorganization, each former holder of PIMCO Fund shares will own shares of EV Fund equal to the net asset value of that shareholder's PIMCO Fund shares immediately prior to the Reorganization.

Any transfer taxes payable on issuance of shares of EV Fund in a name other than that of the registered holder of the shares on the books of PIMCO Fund as of the time of transfer will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of PIMCO Fund will continue to be its responsibility up to and including the Closing Date and thereafter until it is dissolved consistent with the provisions of the Plan.

The consummation of the Plan is subject to the conditions set forth therein. Notwithstanding approval by shareholders of PIMCO Fund, the Plan may be terminated at any time prior to the consummation of the Reorganization (without liability on the part of either Trust or its respective shareholders (i) by mutual agreement or (ii) by either Trust on written notice to the other Trust if
(a) an official order or other ruling is issued enjoining or otherwise prohibiting the consummation of the Reorganization, (b) the consummation of the Reorganization is delayed past April 30, 2004) or (c) a condition to PIMCO Trust's or EV Trust's obligations has not been met and it reasonably appears that such condition will not or cannot be met. The Plan may be amended by written agreement of the parties without approval of the PIMCO Fund shareholders, and the parties may waive (without shareholder approval) any default by the other or any failure to satisfy any of the conditions to its obligations; provided, however, that following the Meeting, no such amendment or waiver may have either the effect of changing the provisions for determining the number of EV Fund shares to be issued to PIMCO Fund shareholders to the detriment of such shareholders without their further approval or any other material adverse effect on such shareholders' interests.

All of the expenses related to the Reorganization will be paid by Parametric and/or PAFM. Shareholders of PIMCO Fund will not bear any of the expenses related to the Reorganization.

Reasons for the Reorganization

The Reorganization is being proposed in conjunction with the recent decision by the owners of Parametric, PIMCO Fund's current investment sub-adviser, to sell a majority interest in its investment advisory business to an affiliate of EVM, the current investment adviser of EV Fund. In considering the Reorganization, the Trustees, including a majority of the Independent Trustees, concluded that the Reorganization would be in the best interests of PIMCO Fund and that the interests of shareholders in PIMCO Fund would not be diluted as a result of its effecting the Reorganization.

The principal reasons why the Trustees are recommending approval of the Reorganization are as follows:

  * The investment objective, policies and restrictions of EV Fund are similar (although not identical) to those of PIMCO Fund, and the Trustees believe that an investment in shares of EV Fund will provide shareholders with an investment opportunity similar to that currently provided by PIMCO Fund.

  * The Reorganization will permit PIMCO Fund shareholders to keep their investment in an open-end mutual fund, without recognition of gain or loss for federal income tax purposes. Shareholders will continue to have the option to redeem their shares before or after the Reorganization. If PIMCO Fund was to liquidate, any gain or loss would be recognized currently for federal income tax purposes. Additionally, the Reorganization will preserve for PIMCO Fund shareholders PIMCO Fund's capital loss carryforwards, which would have been lost if PIMCO Fund was liquidated.

  * The Trustees considered PAFM's report to the Trustees that it was no longer willing to serve as adviser and administrator to PIMCO Fund.

  * The Trustees also considered that: (i) the Funds will bear none of the expenses associated with the Closing Date of the Reorganization; (ii) EV Fund's combined advisory and administrative fee for Class I shares is the same as the current fee levels of PIMCO Fund; (iii) EVM agreed to cap the advisory and administrative fees at the current level for at least two years following the Closing Date of the Reorganization; and (iv) EVM agreed to reimburse EV Fund to the extent that EV Trust's Trustee fees and expenses allocable to EV Fund exceed 0.01% of the net assets of EV Fund in a given year during the two years following the Closing Date of the Reorganization.

  * Because of Parametric's expressed current intention to manage EV Fund's portfolio in a manner very similar to the way in which they manage PIMCO Fund's portfolio, and because of the other considerations discussed above, the Trustees determined that after the Reorganization PIMCO Fund shareholders will own an investment very similar to their current investment.

Description of the Securities to be Issued

EV Trust is registered with the SEC as an open-end management investment company, and the trustees of EV Trust ("EV Trustees") are authorized to issue an unlimited number of shares of beneficial interest in separate series (without par value). Full and fractional Class I shares of EV Fund will be distributed to PIMCO Fund shareholders in accordance with the procedures under the Plan. Each EV Fund share will be fully paid and, except as discussed below under "Additional Information About the Funds -Shareholder Liability", non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the EV Trustees may grant in their discretion. EV Fund may offer share classes other than Class I shares from time to time.

Federal Income Tax Considerations

As a condition to consummation of the Reorganization, each Trust will receive an opinion of Kirkpatrick & Lockhart LLP substantially to the effect that, on the basis of certain representations by the Trusts and the facts and assumptions stated therein and the existing provisions of the Internal Revenue Code of 1986, as amended ("Code"), and the regulations thereunder, current administrative rules and court decisions, and conditioned on the Reorganization's being consummated in accordance with the Plan, for federal income tax purposes: (1) the Reorganization will qualify as a "reorganization" as defined in section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code; (2) PIMCO Fund will recognize no gain or loss on the transfer of its assets to EV Fund in exchange solely for EV Fund Class I shares and EV Fund's assumption of PIMCO Fund's liabilities or on the subsequent distribution of those shares to PIMCO Fund shareholders in constructive exchange for their PIMCO Fund shares; (3) EV Fund will recognize no gain or loss on its receipt of those assets in exchange solely for its shares and its assumption of those liabilities; (4) EV Fund's basis in each of those assets will be the same as PIMCO Fund's basis therein immediately before the Reorganization, and EV Fund's holding period for each of those assets will include PIMCO Fund's holding period therefor; (5) a PIMCO Fund shareholder will recognize no gain or loss on the constructive exchange of the shareholder's PIMCO Fund shares solely for EV Fund shares pursuant to the Reorganization(1);
(6) a PIMCO Fund shareholder's aggregate basis in the EV Fund shares the shareholder receives in the Reorganization will be the same as the aggregate basis in the shareholder's PIMCO Fund shares constructively surrendered in exchange for those EV Fund shares; (7) a PIMCO Fund shareholder's holding period for those EV Fund shares will include, in each instance, the shareholder's holding period for those PIMCO Fund shares (provided the shareholder holds the PIMCO Fund shares as capital assets at the time of the Reorganization) and (8) for purposes of section 381 of the Code, EV Fund will be treated as if there had been no Reorganization.

The foregoing opinion may state that no opinion is expressed as to the Reorganization's effect on either Fund or any PIMCO Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to market system of accounting.

You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither Trust expects to seek a ruling from the IRS regarding the tax consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the PIMCO Fund, followed by the taxable liquidation thereof.

__________________
(1) Of course, shareholders may recognize taxable gains or losses if they redeem or exchange their PIMCO Fund shares before the Reorganization or redeem or exchange their EV Fund shares after the Reorganization. Shareholders generally will be liable for any taxes that are associated with periodic distributions that occur before or after the Reorganization, which distributions may include realized gains from sales of portfolio securities. Retirement plans and accounts are generally exempt from these tax consequences, although distributions from tax-qualified plans are not exempt from tax consequences.

Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders should also consult their tax advisers as to state and local tax consequences, if any.

Capitalization

The following table (which is unaudited) sets forth the capitalization of PIMCO Fund as of September 30, 2003 and EV Fund on a pro forma combined basis as of that date, giving effect to the proposed Reorganization. EV Fund is newly organized and has not had any investment operations of its own as of the date of this Proxy Statement. Accordingly, EV Fund's capitalization immediately after the Reorganization will be equivalent to PIMCO Fund's capitalization immediately before the Reorganization, as reflected in the table below.

---------------------------------------------------------------------------------------------------------------
                                                               Net Asset Value
                               Net Assets (in Millions)           per Share             Shares Outstanding
---------------------------------------------------------------------------------------------------------------
PIMCO Fund
   Institutional Class                   $135.4                    $14.82                 9,141,765.60
Pro Forma Combined
   EV Fund - Class I                     $135.4                    $14.82                 9,141,765.60
---------------------------------------------------------------------------------------------------------------

Investment Performance

EV Fund is newly organized and has no assets, operating history or performance record of its own as of the date of this Proxy Statement. After the Reorganization, which is subject to shareholder approval, EV Fund, as the successor to PIMCO Fund, will assume and publish the operating history and performance record of PIMCO Fund.

Shown below is summary performance information for PIMCO Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in PIMCO Fund by showing changes in its performance from year to year and by showing how PIMCO Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of PIMCO Fund's Institutional Class shares, but the returns do not reflect the impact of a 1.00% reimbursement fee charged both at the time of purchase and at the time of redemption. If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Institutional Class shares of PIMCO Fund in the Average Annual Total Returns table reflect the impact of the reimbursement fees. PIMCO Fund's past performance, before and after taxes, is not necessarily an indication of how EV Fund will perform in the future.

-----------------------------------------    ----------------------------------------------
  Calendar Year Ended         Annual
    (through 12/31)           Return                 More Recent Return Information
-----------------------------------------    ----------------------------------------------
                                                1/1/03-9/30/03                  35.59%
-----------------------------------------    ----------------------------------------------
1999                           72.61%              Highest and Lowest Quarter Returns
2000                          -29.14%             (for periods shown in the bar chart)
2001                           -0.11%        ----------------------------------------------
2002                            1.44%          Highest (2nd Qtr. '99)           32.77%
                                               Lowest (3rd Qtr. '01)           -16.56%
------------------------------------------   ----------------------------------------------

Average Annual Total Returns (for periods ended 12/31/03)

--------------------------------------------------------------------------------
                                                                      Fund
                                                       1 Year      Inception
                                                                  (6/30/98)(4)
--------------------------------------------------------------------------------
PIMCO Fund Institutional Class - Before Taxes(1)       -0.56%        3.18%
PIMCO Fund Institutional Class - After Taxes on        -0.97%        2.54%
  Distributions(1)
PIMCO Fund Institutional Class - After Taxes on        -0.35%        2.26%
  Distributions and Sale of Fund Shares(1)
IFC Investable Composite Index(2)                       3.93%        0.61%
Lipper Emerging Markets Fund Average(3)                -5.07%       -0.92%
--------------------------------------------------------------------------------

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold PIMCO Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of PIMCO Fund shares at the end of the measurement period.
(2) The IFC Investable Composite Index is an unmanaged index representing the movements of stock prices and total returns in emerging stock markets taking into consideration foreign investment restrictions and stock screening for minimum size and liquidity. It is not possible to invest directly in the index.
(3) The Lipper Emerging Markets Fund Average is a total return performance average of funds tracked by Lipper, Inc. that have an investment objective of long-term capital appreciation through investing at least 65% of their total assets in "emerging markets" (as determined by a country's GNP per capita or other economic measures) securities. It does not take into account sales charges (loads).
(4) PIMCO Fund began operations on 6/30/98. Index comparisons begin on 6/30/98.

Management's Discussion of Fund Performance

The performance of PIMCO Fund is described under the caption "Fund Summary" in its Annual Report to Institutional and Administrative Class shareholders for the period ended June 30, 2003, which was previously mailed to PIMCO Fund shareholders and is incorporated by reference herein.

EV Fund is newly organized and has not issued any shareholder reports.

                               VOTING INFORMATION

General Information

The enclosed proxy is solicited by the Trustees for use at the Meeting and at any adjournment thereof. At the Meeting, shareholders of PIMCO Fund will be asked:

               (1) To approve an Agreement and Plan of Reorganization providing for the acquisition by Eaton Vance Tax-Managed Emerging Markets Fund, a series of Eaton Vance Series Trust II, of all of the assets of PIMCO Fund, in exchange for EV Fund's assumption of all of the liabilities of PIMCO Fund, the issuance of shares of EV Fund to PIMCO Fund, the distribution of such shares to the shareholders of PIMCO Fund, and the termination of PIMCO Fund, all as described in the accompanying Prospectus and Proxy Statement; and

               (2) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

This Proxy Statement is being mailed to shareholders on or about December 18, 2003.

Shareholders of record of PIMCO Fund at the close of business on November 21, 2003 (the "Record Date"), will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Trustees' Recommendation

The Trustees have voted unanimously to approve the proposed Reorganization and to recommend that shareholders of PIMCO Fund approve the Plan.

Required Shareholder Vote

At the Meeting, the holders of 30% of the shares of PIMCO Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders for PIMCO Fund. However, as required by the 1940 Act, approval of the Reorganization will require the affirmative vote of the lesser of:

  * 67% or more of the shares present at the Meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

  *  more than 50% of PIMCO Fund's shares.

Therefore, in order for the Reorganization to be approved, more than 50% of PIMCO Fund's shares must be present at the Meeting or represented by proxy.

Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted FOR the Proposal. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of PIMCO Trust, prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by PIMCO Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of the Reorganization, these shares will have the same effect as if they cast votes against the Reorganization.

As of the Record Date, as shown on the books of PIMCO Trust, there were issued and outstanding 9,238,033 Institutional Class Shares of PIMCO Fund. As of the Record Date, as shown on the books of EV Trust, there was issued and outstanding one Class I share of EV Fund.

The Reorganization is subject to a number of conditions. If the Plan is not approved by the shareholders of PIMCO Fund, it will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider such other alternatives, including the liquidation of PIMCO Fund, as may be in the best interests of its shareholders.

Please note that a vote to approve the Plan will, in effect, reflect your acknowledgement of the investment objective, fundamental investment policies and investment advisory arrangements for EV Fund.

Adjournments

If a quorum is not present for purposes of acting on the Proposal, or if sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that direct them to abstain from voting on such Proposals.

The costs of any additional solicitation and of any adjourned session will be born by Parametric. Any Proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon, and such action will be final regardless of whether the Meeting is adjourned for any reason.

Methods of Voting

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of PIMCO Trust and officers and employees of PAFM, its affiliates and other representatives of PIMCO Trust (which is estimated to cost $0). The costs of holding the Meeting will be born by Parametric and/or PAFM and not by the Funds.

It is anticipated that the solicitation of proxies will be primarily by mail. Officers and Trustees of PIMCO Trust and officers and employees of PAFM, its affiliates and other representatives of PIMCO Trust may also solicit proxies and voting instructions by telephone or otherwise. Shareholders may vote by (1) by mail by marking, signing, dating and returning the enclosed postage prepaid envelope, (2) by fax or (3) over the telephone.

As the Meeting date approaches, you may receive a call from a representative of PIMCO Trust if it has not yet received your vote. The representative may ask you for authority to permit the representative to vote the shares on your behalf. When receiving your instructions by telephone on how to vote the shares, the representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the name of the Fund for which you are voting and confirmation that you have received the proxy statement in the mail. If the information you provide matches the information provided to the representative by PIMCO Trust, then the representative will explain the proxy process. The representative is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. The Trustees of PIMCO Trust believe these procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

Shareholder Proposals at Future Meetings

PIMCO Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of PIMCO Trust must be received by PIMCO Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals should be submitted to PIMCO Funds: Multi-Manager Series, c/o PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, Attention: Newton B. Schott, Jr.

Other Matters

A shareholder of PIMCO Fund objecting to the proposed Reorganization is not entitled under Massachusetts law or the Second Amended and Restated Agreement and Declaration of Trust of PIMCO Trust dated January 14, 1997 (the "PIMCO Declaration of Trust") to demand payment for or an appraisal of his or her PIMCO Fund shares if the Reorganization is consummated over his or her objection. PIMCO Fund shareholders may, however, redeem their shares at any time prior to the Reorganization, and if the Reorganization is consummated shareholders will still be free at any time to redeem their shares of EV Fund, for cash at net asset value (less any applicable reimbursement fee) at the time of such redemption.

               INFORMATION ABOUT FIVE PERCENT SHARE OWNERSHIP AND
                         INTERESTS OF AFFILIATED PERSONS

Five Percent Holders

As of September 30, 2003, to the best knowledge of the PIMCO Trust, the following record owner(s) held the share percentage indicated below of PIMCO Fund Institutional Class shares, which was owned either (i) beneficially by such person(s) or (ii) by record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. The table also indicates the percentage of EV Fund's Class I shares that would be owned by such persons upon consummation of the Reorganization.

--------------------------------------------------------------------------------------------------------------------
                                                                 Percentage of Shares   Pro Forma Percentage of
                                                                      Outstanding          Shares Outstanding
                Record Owner                    Shares Owned                              Post-Reorganization
--------------------------------------------------------------------------------------------------------------------
ALSCOTT INVESTMENTS LLC                          511,628.971                5.60%                     5.60%
WAYCROSSE INC., INTERNATIONAL EQUITY FUND II     724,474.744                7.92%                     7.92%
US TRUST COMPANY NA FBO REDE & CO.               746,239.394                8.16%                     8.16%
FTC & CO ATTN:  DATALYNX HOUSE ACCOUNT          1,007,306.751              11.02%                    11.02%
ALSCOTT INVESTMENTS LLC                         1,060,304.381              11.60%                    11.60%
CHARLES SCHWAB & CO INC. SPECIAL CUSTODY        1,975,756.464              21.61%                    21.61%
  ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR
  CUSTOMER
--------------------------------------------------------------------------------------------------------------------

As of September 30, 2003, EVM owned one share of EV Fund, being the only share of that Fund outstanding as of such date.

Beneficial owners of 25% or more of a Fund are presumed to be in control of the Fund for purposes of voting on certain matters submitted to shareholders.

Shares Held by Officers and Trustees

As of September 30, 2003, to best knowledge of PIMCO Trust, the Trustees and officers of PIMCO Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of PIMCO Fund.

As of September 2003, to the best knowledge of EV Trust, the trustees and officers of EV Trust, as a group, did not own beneficially or of record any outstanding shares of EV Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparative Information on Shareholder Rights

PIMCO Fund is a separate series of PIMCO Trust, governed by the PIMCO Declaration of Trust and by applicable law. EV Fund is a separate series of EV Trust, governed by a Declaration of Trust dated December 14, 1995, as amended ("EV Declaration of Trust"), and by applicable law.

Neither Trust is required to hold annual meetings of Trust shareholders to elect trustees or for other purposes.

Although the rights of shareholders of PIMCO Fund and shareholders of EV Fund are generally similar, these are some differences. EV Trust's By-laws provide that no person shall serve as an EV Trustee if shareholders, holding two-thirds of the outstanding shares of EV Trust have removed him or her from that office either by a written declaration filed with EV Trust's custodian or by votes cast at a meeting called for the purpose. EV Trust's By-laws further provide that under certain circumstances, the shareholders may call a meeting to remove an EV Trustee and that EV Trust is required to provide assistance in communication with shareholders about such a meeting. Neither the PIMCO Declaration of Trust nor By-laws of PIMCO Trust contain similar provisions. However, PIMCO Trust's By-laws provide that shareholders of PIMCO Trust have the power to vote to the same extent as the stockholders of a Massachusetts corporation as to whether or not a court action proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of PIMCO Trust and its shareholders. Neither the EV Declaration of Trust nor EV Trust's By-laws contain a similar provision. Finally, the PIMCO Declaration of Trust provides that it may be amended by the Trustees without the authorization of shareholders where such an amendment does not materially adversely affect the rights of the shareholders. The EV Declaration of Trust contains a similar provision that allows EV Trustees to amend it without shareholder authorization where such an amendment does not materially adversely affect the financial interests of such shareholders.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust, including its other series. However, the Declaration of Trust of each Trust disclaims shareholder liability for acts or obligations of the applicable Trust and other series of that Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by that Trust or its trustees. Indemnification out of a Trust's series' property for all losses and expenses of any shareholder held personally liable by virtue of his status as such for the obligations of the series is provided for in the Declaration of Trust and By-laws of each Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is considered to be remote because it is limited to circumstances in which the respective disclaimers are inoperative and the series would be unable to meet their respective obligations.

Comparative Information About the Calculation of Net Asset Value

The net asset value of each Fund is (will be) calculated in the same way. PIMCO Fund values, and on consummation of the Reorganization EV Fund will value, its securities and other assets at market value, which is generally determined on the basis of last reported sales prices. If there are no reported sales prices, PIMCO Fund values securities based on quotes obtained from a quotation reporting system, established market values or pricing services. EV Fund, on the other hand, will value such securities at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchanged listed security better reflects current market value). PIMCO Fund may also value securities listed in the Nasdaq National Market ("Nasdaq") using the Nasdaq official closing price instead of the last reported sales price. EV Fund will use the Nasdaq official closing price for such securities. Exchange traded options, futures and options on futures are valued by PIMCO Fund at the settlement price determined by the exchange. EV Fund will value futures this way but will value options at the last sale prices as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices.

For additional information about how each Fund calculates its asset value, please see the PIMCO Prospectus and PIMCO SAI and the EV Prospectus and EV SAI.

Available Information

PIMCO Trust, on behalf of PIMCO Fund, and EV Trust, on behalf of EV Fund, are each currently subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 as well as the following regional offices:
Northeast Regional Office, 233 Broadway, New York, New York; and Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60661-2511. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

Legal Matters

Certain legal matters in connection with the issuance of EV Fund shares as part of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, special counsel to EV Trust.

                              FINANCIAL HIGHLIGHTS

EV Fund is newly organized and has no performance history or operations of its own as of the date of this Proxy Statement. For a table of the financial highlights of PIMCO Fund, see "Financial Highlights" in the Annual Report to Institutional and Administrative Class Shareholders for the fiscal year ended June 30, 2003 (Accession No. 0001193125-03-046605), which is incorporated herein by reference.

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of _____________, 2004, between Eaton Vance Series Trust II ("Eaton Vance Trust"), on behalf of Eaton Vance Tax-Managed Emerging Markets Fund, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), and PIMCO Funds:
Multi-Manager Series ("PIMCO Trust"), on behalf of its PPA Tax-Efficient Structured Emerging Markets Fund series ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Eaton Vance Trust and PIMCO Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by Eaton Vance Trust on behalf of Acquiring Fund and by PIMCO Trust on behalf of Target.

     The Investment Companies, each of which is a Massachusetts business trust, wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve Target's changing its identity -- by converting from a series of PIMCO Trust to a series of Eaton Vance Trust -- by transferring its assets to Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing Target's business) in exchange solely for voting shares of beneficial interest in Acquiring Fund ("Acquiring Fund Shares") and Acquiring Fund's assumption of Target's liabilities, followed by the distribution of those shares PRO RATA to the holders of shares of beneficial interest in Target ("Target Shares") constructively in exchange therefor, all on the terms and conditions set forth herein. (All such transactions are referred to herein as the "Reorganization.")

     Each of Target and Acquiring Fund currently has a single class of shares (designated Institutional Class shares and Class I shares, respectively), the rights, powers, privileges, and obligations of which are substantially similar.

     In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION

     1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund as of the Effective Time (as defined in paragraph 2.1). PIMCO Trust, on behalf of its series, PIMCO Structured Emerging Markets Fund (which holds bare legal title to the Nominee Account Securities, as described in paragraph 1.2, for the benefit and on behalf of Target, pursuant to the letter referred to in paragraph 1.2), agrees to assign, sell, convey, transfer, and deliver such title and all other right, title, and interest therein, to Acquiring Fund at the Effective Time. Acquiring Fund agrees in exchange therefor, at the Effective Time

     (a) to issue and deliver to Target the number of full and fractional (rounded to the [third] decimal place) Acquiring Fund Shares equal to the number of full and fractional (rounded to the third decimal place) Target Shares then outstanding, and

     (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

These  transactions  shall take place at the Closing  (as  defined in  paragraph
2.1).

     1.2. The Assets shall consist of all property Target owns -- including all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses, and all Nominee Account Securities (as such term is defined in the Nominee Account Letter dated June 25, 2002 from PIMCO Trust on behalf of Target as accepted and agreed to by PIMCO Trust on behalf of its series, PIMCO Structured Emerging Markets Fund), each as shown as assets on Target's books at the Effective Time.

     1.3. The Liabilities shall consist of all of Target's liabilities, debts, obligations, and duties (other than liabilities arising pursuant to paragraph 10.1) of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

     1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), constructively in exchange for their Target Shares. That distribution shall be accomplished by Eaton Vance Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring those Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares equal to the number of full and fractional (rounded to the third decimal place) Target Shares that Shareholder held at the Effective Time. All issued and outstanding Target Shares shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.5. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books at the Effective Time of the Target Shares constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

     1.6. As soon as reasonably practicable after the distribution of the Acquiring Fund Shares pursuant to paragraph 1.4, but in all event within six months after the Effective Time, each of Target and PIMCO Structured Emerging

Markets Fund shall be terminated as a series of PIMCO Trust and any further actions shall be taken in connection therewith as required by applicable law.

2. CLOSING AND EFFECTIVE TIME

     2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the principal office of Eaton Vance Trust, located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on a date (on or before December 31, 2003) agreed upon by the Investment Companies, or at such other place as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business (I.E., 4:00 p.m., Eastern time) on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time").

     2.2. PIMCO Trust's custodian shall deliver at the Closing a certificate of an authorized representative verifying the information (including adjusted basis and holding period for federal income tax purposes, by lot) concerning the Assets, including all portfolio securities. PIMCO Trust's custodian shall deliver at the Closing a certificate of an authorized representative stating that (a) the Assets it holds will be transferred to Acquiring Fund's custodian as of the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps and foreign transfer taxes, if any, have been paid or provision for payment has been made.

     2.3. PIMCO Trust shall deliver to Eaton Vance Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares each Shareholder owns, all as of the Effective Time, certified by PIMCO Trust's Secretary or an Assistant Secretary thereof. Eaton Vance Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Eaton Vance Trust shall issue and deliver a confirmation to PIMCO Trust evidencing the Acquiring Fund Shares to be credited to Target (pursuant to paragraph 1.1(a)) at the Effective Time or provide evidence satisfactory to PIMCO Trust that those Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books; and as soon as practicable after receipt of the Shareholder list mentioned above, Eaton Vance Trust shall issue and deliver a confirmation to PIMCO Trust evidencing the Acquiring Fund Shares to be credited to the Shareholders (pursuant to paragraph 1.4) or provide evidence satisfactory to PIMCO Trust that those Acquiring Fund Shares have been credited to the Shareholders' accounts on Acquiring Fund's books.

     2.4. Eaton Vance Trust shall deliver to PIMCO Trust an Assumption of Liabilities, executed on Acquiring Fund's behalf, dated as of the Closing, in form and substance reasonably acceptable to PIMCO Trust and reflecting paragraph 1.1(b).

     2.5. Each Investment Company shall deliver to the other at the Closing (a) a certificate executed in its name by its President or any Vice President in form and substance reasonably satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct in all material respects at the Effective Time except as they may be affected by the transactions contemplated by this Agreement and (b) bills of sale, assumptions of liabilities, checks, assignments, stock certificates, receipts, and other documents the other Investment Company or its counsel reasonably requests.

3. REPRESENTATIONS AND WARRANTIES

     3.1. PIMCO Trust, on behalf of Target, represents and warrants as follows:

          3.1.1. PIMCO Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of The Commonwealth of Massachusetts; and a copy of its Second Amended and Restated Agreement and Declaration of Trust, as amended ("PIMCO Trust's Declaration"), is on file with the Secretary of State of The Commonwealth of Massachusetts. PIMCO Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on PIMCO Trust or Target. PIMCO Trust has all necessary federal, state, and local authorizations to carry on Target's business as a series of an investment company and to carry out this Agreement;

          3.1.2. PIMCO Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and that registration is in full force and effect;

          3.1.3. Target is a duly established and designated series of PIMCO Trust;

          3.1.4. At the Closing, PIMCO Trust, on behalf of Target, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (other than customary liens of custodians for fees and securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

          3.1.5. PIMCO Trust's current prospectus and statement of additional information with respect to Target, each as from time to time amended or supplemented (collectively, "PIMCO
                    Prospectuses"), conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not contain, with respect to Target, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          3.1.6. Target is not in violation of, and the execution and delivery of this Agreement by PIMCO Trust, on behalf of Target, and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of PIMCO Trust's Declaration or By-Laws or of any agreement, instrument, lease, or other undertaking to which PIMCO Trust (with respect to Target) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PIMCO Trust (with respect to Target) is a party or by which it is bound, except as otherwise disclosed in writing to and consented to by Eaton Vance Trust, the consent of which shall not be unreasonably withheld;

          3.1.7. All material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing, except as otherwise disclosed in writing to and consented to by Eaton Vance Trust, the consent of which shall not be unreasonably withheld;

          3.1.8. Except as otherwise disclosed in writing to and consented to by Eaton Vance Trust, the consent of which shall not be unreasonably withheld: (a) no legal, administrative, or other proceedings, or investigation of or before any court or governmental body is presently pending or (to PIMCO Trust's knowledge) threatened against PIMCO Trust with respect to Target or any of Target's properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and (b) PIMCO Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          3.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of PIMCO Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and assuming the due execution, delivery, and performance of this Agreement by Eaton Vance Trust, on behalf of Acquiring Fund, and subject to valid approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          3.1.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, "Federal Securities Laws") or any state (as used herein, including the District of Columbia and Puerto
                    Rico) securities or blue sky laws (collectively, "State Securities Laws") for the execution or performance of this Agreement by PIMCO Trust, on behalf of Target, except for
                    (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Eaton Vance Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), (b) the filing with the SEC of supplements to the PIMCO Prospectuses in connection with the Reorganization, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time (including under State Securities Laws);

          3.1.11. On the effective date of the Registration Statement, at the time of the Shareholders' Meeting (as defined in paragraph 4.2), and at the Effective Time, the Proxy Statement will
                    (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Eaton Vance Trust for use therein;

          3.1.12. Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in PIMCO Trust's financial statements referred to in paragraph 3.1.17 and liabilities Target incurred in the ordinary course of its business subsequent to June 30, 2003, or otherwise disclosed to Eaton Vance Trust, none of which has been materially adverse to Target's business, assets, or the results of its operations;

          3.1.13. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

          3.1.14. Target is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

          3.1.15.   During the five-year  period  ending at the Effective  Time,
                    (a) neither Target nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Target will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

          3.1.16. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended June 30, 2002, have been timely filed and all taxes payable pursuant to those returns have been timely paid;

          3.1.17. PIMCO Trust's financial statements for the fiscal year ended June 30, 2003, which have been delivered to Eaton Vance Trust, fairly represent Target's financial position as of that date and the results of its operations and changes in its net assets for the fiscal year then ended;

          3.1.18. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

          3.1.19. All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by PIMCO Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and State Securities Laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the certified list delivered pursuant to paragraph 2.3; and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor is there outstanding any security convertible into any Target Shares.

     3.2. Eaton Vance Trust, on behalf of Acquiring Fund, represents and warrants as follows:

          3.2.1. Eaton Vance Trust is a Business Trust that is duly organized and validly existing under the laws of The Commonwealth of Massachusetts; and a copy of its Amended and Restated Declaration of Trust ("Eaton Vance Trust's Declaration") is on file with the Secretary of State of The Commonwealth of Massachusetts. Eaton Vance Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Eaton Vance Trust or Acquiring Fund. Eaton Vance Trust has all necessary federal, state, and local authorizations to carry on Acquiring Fund's business as a series of an investment company and to carry out this Agreement;

          3.2.2.    Eaton  Vance  Trust  is  duly   registered  as  an  open-end
                    management investment company under the 1940 Act, and that registration is in full force and effect;

          3.2.3.    Before  the   Closing,   Acquiring   Fund  will  be  a  duly
                    established and designated series of Eaton Vance Trust;

          3.2.4. Acquiring Fund has not commenced operations and will not do so until immediately after the Closing;

          3.2.5. Except for the Ownership Share issued pursuant to paragraph 5.7, there are no (a) issued and outstanding Acquiring Fund Shares, (b) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (c) securities convertible into any Acquiring Fund Shares, or (d) any other securities issued by Acquiring Fund;

          3.2.6.    No  consideration  other than  Acquiring  Fund  Shares  (and
                    Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          3.2.7. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Eaton Vance Trust;

          3.2.8. The issuance of the Acquiring Fund Shares pursuant to this Agreement will be in compliance with all applicable Federal and State Securities Laws;

          3.2.9. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement by Eaton Vance Trust, on behalf of Acquiring Fund, and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of Eaton Vance Trust's Declaration or By-Laws or of any agreement, instrument, lease, or other undertaking to which Eaton Vance Trust (with respect to Acquiring Fund) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Eaton Vance Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as otherwise disclosed in writing to and consented to by PIMCO Trust, the consent of which shall not be unreasonably withheld;

          3.2.10. Except as otherwise disclosed in writing to and consent to by PIMCO Trust, the consent of which shall not be unreasonably withheld: (a) no legal, administrative, or other proceedings, or investigation of or before any court or governmental body is presently pending or (to Eaton Vance Trust's knowledge) threatened against Eaton Vance Trust with respect to Acquiring Fund or any of Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and (b) Eaton Vance Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          3.2.11. Acquiring Fund has no known liabilities of a material nature, contingent or otherwise;

          3.2.12. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Eaton Vance Trust's board of trustees (together with PIMCO Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, assuming the due execution, delivery, and performance of this Agreement by PIMCO Trust, on behalf of Target, this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          3.2.13. No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or any State Securities Laws for the execution or performance of this Agreement by Eaton Vance Trust, on behalf of Acquiring Fund, except for (a) the filing with the SEC of the Registration Statement (and the Proxy Statement included therein) and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time (including under State Securities Laws);

          3.2.14. On the effective date of the Registration Statement, at the time of the Shareholders' Meeting, and at the Effective Time, the Registration Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PIMCO Trust for use therein;

          3.2.15. There are no material contracts outstanding to which Acquiring Fund is a party, other than this Agreement, the contracts, agreements, and plans referred to in paragraph 5.8, and any other contracts as are or will be disclosed in the Registration Statement;

          3.2.16. Acquiring Fund was established by the Board of Eaton Vance Trust in order to effect the Reorganization;

          3.2.17. Acquiring Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will qualify for treatment as a RIC for the taxable year in which the Reorganization occurs; and it intends to continue to meet all the requirements for that qualification for the next taxable year;

          3.2.18. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Acquiring Fund, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

          3.2.19. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          3.2.20. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business (or a statutory) trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization; and

          3.2.21. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Acquiring Fund will have acquired Target Shares with consideration other than Acquiring Fund Shares; and

          3.2.22. Assuming the truthfulness and correctness of the representation and warranty in paragraph 3.1.18, immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

     3.3. Each Investment Company, on behalf of its Fund, represents and warrants to the other, as follows:

          3.3.1. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it constructively surrenders in exchange therefor;

          3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

          3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          3.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          3.3.5. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

          3.3.6. Immediately after consummation of the Reorganization, (a) the Shareholders will own all the Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Target Shares immediately before the Reorganization and
                    (b) Acquiring Fund will hold the same assets -- except for assets used to pay expenses, if any, incurred in connection with the Reorganization that are not Reorganization Expenses (as defined in paragraph 3.3.7) -- and be subject to the same liabilities that Target held or was subject to immediately before the Reorganization, plus any liabilities for the Funds' expenses incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Target made immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

          3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187)
                    ("Reorganization Expenses"); and

          3.3.8. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1.15, 3.2.18, and
                    3.2.21 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time.

4. COVENANTS

     4.1. PIMCO Trust covenants to operate Target's business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions, honoring redemption, subscription, and exchange requests, and other changes in operations contemplated by its normal business activities and (b) Target will retain exclusive control of its investments until the Closing.

     4.2. PIMCO Trust covenants to call a meeting of Target's shareholders to consider and act on this Agreement ("Shareholders' Meeting") and to take all other action necessary to obtain approval of the transactions contemplated hereby.

     4.3. PIMCO Trust covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     4.4. PIMCO Trust covenants that it will assist Eaton Vance Trust in obtaining information Eaton Vance Trust reasonably requests concerning the beneficial ownership of Target Shares to the extent such requests comply with PIMCO Trust's policies and procedures regarding the privacy of consumer information.

     4.5. PIMCO Trust covenants that its books and records required to be maintained under the 1940 Act and the rules and regulations thereunder will be turned over to Eaton Vance Trust at the Closing.

     4.6. Each Investment Company covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and State Securities Laws.

     4.7. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company may deem necessary or desirable to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder and Acquiring Fund's assumption of the Liabilities, and otherwise to carry out the intent and purpose hereof.

     4.8. Eaton Vance Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and State Securities Laws it deems appropriate to continue its operations after the Effective Time.

     4.9. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

     Each Investment Company's obligations hereunder shall be subject to (a) the other Investment Company's performance of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and
(c) the following further conditions that, at or before the Effective Time:

     5.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with PIMCO Trust's Declaration and By-Laws and applicable law.

     5.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act; no stop orders suspending the effectiveness thereof shall have been issued; to the best knowledge of the Investment Companies, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated; and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed reasonably necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

     5.3. At the Effective Time, no action, suit, or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

     5.4. PIMCO Trust shall have received an opinion of Deidre E. Walsh, Esq., Vice President - Legal of Eaton Vance Management ("EV Counsel"), dated the day of the Closing, substantially to the effect that:

          5.4.1. Acquiring Fund is a duly established series of Eaton Vance Trust, a Business Trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under Eaton Vance Trust's Declaration to own all its properties and assets and, to the knowledge of EV Counsel, to carry on its business as presently conducted;

          5.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Eaton Vance Trust on behalf of Acquiring Fund and (b) assuming Targets's compliance with Paragraph 3.1.11 of this Agreement, due authorization, execution, and delivery of this Agreement by PIMCO Trust on behalf of Target, is a valid and legally binding obligation of Eaton Vance Trust with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting the enforcement of creditors' rights and by general principles of equity;

          5.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, are duly authorized, and upon such delivery will be validly issued and outstanding and will be fully paid and non-assessable by Eaton Vance Trust and Acquiring Fund, and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof;

          5.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Eaton Vance Trust's Declaration or By-Laws or any provision of any agreement attached as an exhibit to Eaton Vance Trust's Registration Statement on Form N-1A to which Eaton Vance Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of EV Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement or any judgment or decree known to EV Counsel (without any independent inquiry or investigation) to which Eaton Vance Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in that opinion or as otherwise disclosed in writing to and accepted by PIMCO Trust;

          5.4.5. To the knowledge of EV Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Eaton Vance Trust (on behalf of Acquiring Fund) of the transactions contemplated herein, except those obtained under the Federal Securities Laws and those that may be required under State Securities Laws;

          5.4.6. Eaton Vance Trust is registered with the SEC as an investment company, and to the knowledge of EV Counsel no order has been issued or proceeding instituted to suspend that registration; and

          5.4.7. Except as previously disclosed to PIMCO Counsel in writing pursuant to paragraph 3.2.10 hereof, to the knowledge of EV Counsel (without any independent inquiry or investigation),
                    (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Eaton Vance Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Eaton Vance Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in that opinion or as otherwise disclosed in writing to and accepted by PIMCO Trust.

In rendering the foregoing opinion, EV Counsel may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit that opinion to the laws of The Commonwealth of Massachusetts and the United States of America (but not the blue sky laws of any jurisdiction, including those of The Commonwealth of Massachusetts), and (3) rely on certain factual representations made by Eaton Vance Trust and its service providers

     5.5. Eaton Vance Trust shall have received an opinion of Ropes & Gray LLP ("PIMCO Counsel"), dated the day of the Closing, substantially to the effect that:

          5.5.1. Target is a duly established series of PIMCO Trust, an unincorporated voluntary association validly existing under and by virtue of the laws of The Commonwealth of Massachusetts with power under PIMCO Trust's Declaration to own all its properties and assets and, to the knowledge of PIMCO Counsel, to carry on its business as presently conducted;

          5.5.2. This Agreement (a) has been duly authorized, executed, and delivered by PIMCO Trust on behalf of Target and (b) assuming Acquiring Fund's compliance with Paragraph 3.2.14 of this Agreement, due authorization, execution, and delivery of this Agreement by Eaton Vance Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of PIMCO Trust with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting the enforcement of creditors' rights and by general principles of equity;

          5.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PIMCO Trust's Declaration or By-Laws or any provision of any agreement attached as an exhibit to PIMCO Trust's Registration Statement on Form N-1A to which PIMCO Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of PIMCO Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement or any judgment or decree known to PIMCO Counsel (without independent inquiry or investigation) to which PIMCO Trust (with respect to Target) is a party or by which it is bound, except as set forth in that opinion or as otherwise disclosed in writing to and accepted by Eaton Vance Trust, it being understood that with respect to investment restrictions contained in the PIMCO Trust's Declaration, By-Laws or Prospectuses, PIMCO Counsel may rely upon a certificate of an officer of PIMCO Trust whose responsibility it is to advise PIMCO Trust and Target with respect to such matters;

          5.5.4. To the knowledge of PIMCO Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PIMCO Trust (on behalf of Target) of the transactions contemplated herein, except those obtained under the Federal Securities Laws and those that may be required under State Securities Laws;

          5.5.5. PIMCO Trust is registered with the SEC as an investment company, and to the knowledge of PIMCO Counsel no order has been issued or proceeding instituted to suspend that registration; and

          5.5.6. Except as previously disclosed to EV Counsel in writing pursuant to paragraph 3.1.8 hereof, to the knowledge of PIMCO Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PIMCO Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) PIMCO Trust

                    (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in that opinion or as otherwise disclosed in writing to and accepted by Eaton Vance Trust.

In rendering the foregoing opinion, PIMCO Counsel may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit that opinion to the laws of The Commonwealth of Massachusetts and the United States of America (but not the blue sky laws of any jurisdiction, including those of The Commonwealth of Massachusetts), and (3) rely on certain factual representations made by PIMCO Trust and its service providers.

     5.6. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP ("Tax Counsel"), addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, or in separate letters addressed to Tax Counsel and the certificates delivered pursuant to paragraph
2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          5.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b) of the Code);

          5.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

          5.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

          5.6.4. Acquiring Fund's basis in each Asset will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for each Asset will include Target's holding period therefor;

          5.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization;

          5.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time; and

          5.6.7. For purposes of section 381 of the Code, Acquiring Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Target's taxable year, Target's tax attributes enumerated in section 381(c) of the Code will be taken into account by Acquiring Fund as if there had been no Reorganization, and the part of Target's taxable year before the Reorganization will be included in Acquiring Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs 5.6.2 and 5.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     5.7. Before the Closing, Eaton Vance Trust's Board shall have authorized the issuance of, and Acquiring Fund shall have issued, one Acquiring Fund Share ("Ownership Share") to Eaton Vance Management or an affiliate thereof in consideration of the payment of $10.00 to vote on the management contract and investment sub-advisory contract referred to in paragraph 5.8. After such vote, but in any event prior to the Closing, the Ownership Share will be redeemed for the same amount.

     5.8. Eaton Vance Trust (on behalf of and with respect to Acquiring Fund) shall have entered into, or adopted, as appropriate, a management contract, investment sub-advisory contract, and other agreements and plans necessary for Acquiring Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by Eaton Vance Trust's Board and, to the extent required by law (as interpreted by SEC staff positions), by such of the Board members who are not "interested persons" (as defined in the 1940 Act) thereof and by Eaton Vance Management or its affiliate as Acquiring Fund's sole shareholder.

     5.9. That the shareholders of Target, by approving this Agreement pursuant to paragraph 5.1, shall have acknowledged Acquiring Fund's investment objective, fundamental investment policies, and investment advisory arrangement.

     5.10. At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 5.1) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund's shareholders' interests.

6. BROKERAGE FEES AND EXPENSES

     6.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     6.2. ______________________________________________________________  agrees that it will bear and promptly pay any and all Reorganization Expenses incurred by the Funds (including all brokerage commissions, dealer mark-ups, transfer taxes, and similar expenses incurred by Target in connection with the Reorganization).

7. ENTIRE AGREEMENT; NO SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. Except as indicated below, the representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing. The covenants to be performed after the Closing on behalf of Target and Acquiring Fund in paragraphs 10.1 and 10.2, respectively, shall survive the Closing.

8. TERMINATION OF AGREEMENT

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

     8.1. By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting the consummation of the Reorganization, or (d) if the Closing has not occurred on or before April 30, 2004; or

     8.2. By the Investment Companies' mutual agreement.

In the event of termination under paragraphs 8.1(b), (c) or (d) or 8.2, there shall be no liability for damages on the part of either Investment Company, or their trustees or officers, to the other Investment Company.

9. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following that approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10. INDEMNIFICATION

     10.1. Target shall indemnify and hold harmless, out of the assets of Target (which shall be deemed to include the part of the assets of Acquiring Fund represented by the Acquiring Fund Shares following the Effective Time), Eaton Vance Trust and the trustees and officers of Easton Vance Trust (collectively, for purposes of this paragraph 10.1, "Indemnified Parties") against any and all expenses, losses, claims, damages, and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit, or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to PIMCO Trust or Target contained in this Agreement or the Registration Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to PIMCO Trust or Target required to be stated therein or necessary to make the statements relating to PIMCO Trust or Target therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit, or proceeding, or threatened claim, action, suit, or proceeding, made with the consent of PIMCO Trust or Target. An Indemnified Party will notify PIMCO Trust (and Target if before the Effective Time) in writing within ten days after the receipt by such Indemnified Party of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this paragraph 10.1. Target shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this paragraph 10.1, or, if it so elects, to assume at its expense by counsel satisfactory to such Indemnified Party the defense of any such claim, action, suit, or proceeding, and if Target elects to assume such defense, such Indemnified Party shall be entitled to participate in the defense of any such claim, action, suit, or proceeding at its, his, or her own expense. Target's obligation under this paragraph 10.1 to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Target will pay in the first instance any expenses, losses, claims, damages, and liabilities required to be paid by it under this paragraph 10.1 without the necessity of the Indemnified Parties' first paying the same.

     10.2. Acquiring Fund shall indemnify and hold harmless, out of the assets of Acquiring Fund, PIMCO Trust and the trustees and officers of PIMCO Trust (collectively, for purposes of this paragraph 10.2, "Indemnified Parties") against any and all expenses, losses, claims, damages, and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit, or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Eaton Vance Trust or Acquiring Fund contained in this Agreement or the Registration Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Eaton Vance Trust or Acquiring Fund required to be stated therein or necessary to make the statements relating to Eaton Vance Trust or Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit, or proceeding, or threatened claim, action, suit, or proceeding, made with the consent of Eaton Vance Trust or Acquiring Fund. An Indemnified Party will notify Eaton Vance Trust and Acquiring Fund in writing within ten days after the receipt by such Indemnified Party of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this paragraph 10.2. Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this paragraph 10.2, or, if it so elects, to assume at its expense by counsel satisfactory to such Indemnified Party the defense of any such claim, action, suit, or proceeding, and if Acquiring Fund elects to assume such defense, such Indemnified Party shall be entitled to participate in the defense of any such claim, action, suit, or proceeding at its, his, or her own expense. Acquiring Fund's obligation under this paragraph
10.2 to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages, and liabilities required to be paid by it under this paragraph 10.2 without the necessity of the Indemnified Parties' first paying the same.

11. RULE 145

     If, notwithstanding paragraph 1.4, Acquiring Fund issues any share certificates in connection with the Reorganization, then pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Acquiring Fund Shares to any person who at the time of the Reorganization is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon any certificate(s) issued to such person (if any) a legend as follows:

          "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO EATON VANCE TAX-MANAGED EMERGING MARKETS FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, Acquiring Fund will issue stop transfer instructions to its transfer agent with respect to such shares. Target will provide Acquiring Fund as of the Effective Time with the name of any Shareholder who is to the knowledge of Target an affiliate of Target at such time.

12. COVENANTS, ETC. DEEMED MATERIAL

     All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

13. NOTICES

     Any notice, report, statement, or demand required or permitted by any provision of this Agreement shall be in writing and shall be given personally or by prepaid telegraph, telecopy, or certified mail addressed to Eaton Vance Trust at The Eaton Vance Building, 255 State Street, Boston, MA 02109, and to PIMCO Trust at 800 Newport Center Drive, Newport Beach, CA 92660.

14. MISCELLANEOUS

     14.1. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.2. This Agreement shall be binding upon an inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     14.3. Each Investment Company acknowledges that the other is a Business Trust organized in series form. This Agreement is executed by Eaton Vance Trust on behalf of Acquiring Fund and by its trustees and/or officers in their capacity as such, and not individually. Eaton Vance Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against the assets and property of Acquiring Fund and no other series thereof, and a trustee of Eaton Vance Trust shall not be personally liable hereunder to PIMCO Trust or its trustees or shareholders for any act, omission, or obligation of Eaton Vance Trust or any other trustee thereof. Eaton Vance Trust agrees that, in asserting any rights or claims under this Agreement on behalf of Acquiring Fund, it shall look only to Target's assets and property in settlement of those rights and claims and not to the trustees, officers, or shareholders thereof.

     14.4. A copy of the PIMCO Trust's Declaration is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of PIMCO Trust on behalf of Target as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers, or shareholders of PIMCO Trust individually but are binding only upon the assets and property of Target. PIMCO Trust agrees that, in asserting any rights or claims under this

Agreement on behalf of Target, it shall look only to Acquiring Fund's assets and property in settlement of those rights and claims and not to the trustees, officers, or shareholders thereof.

     14.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.


                                   EATON VANCE SERIES TRUST II, on behalf of
                                   Eaton Vance Tax-Managed Emerging Markets Fund



                                   By:
                                        ----------------------------------



                                   PIMCO FUNDS: MULTI-MANAGER SERIES, on behalf of PPA Tax-Efficient Structured Emerging Markets Fund



                                   By:
                                        ----------------------------------

                           EATON VANCE SERIES TRUST II
                  Eaton Vance Tax-Managed Emerging Markets Fund

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 18, 2003

This Statement of Additional Information ("SAI") relates specifically to the reorganization of PIMCO PPA Tax-Efficient Structured Emerging Markets Fund ("PIMCO Fund"), a series of PIMCO Funds: Multi-Manager Series, into Eaton Vance Tax-Managed Emerging Markets Fund ("EV Fund"), a series of Eaton Vance Series Trust II, whereby all of the assets and all of the liabilities of PIMCO Fund will be acquired and assumed, respectively, by EV Fund.

This SAI consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein (legally forms a part of the SAI):

     (1) The audited financial statements of PIMCO Fund included in the Annual Report to Shareholders of the Fund for the fiscal year ended June 30, 2003, previously filed on EDGAR, Accession Number 0001193125-03-046605.

     (2)  The Statement of Additional Information of EV Fund, dated November 19,
          2003,     previously     filed    on    EDGAR,     Accession    Number
          0000940394-03-001131.

     (3) The Statement of Additional Information of PIMCO Fund, dated November 1, 2003, as supplemented previously filed on EDGAR, Accession Number 0001193125-03-073538.

This SAI is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated December 18, 2003 relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained by calling Eaton Vance Distributors at (800) 262-1122.

TABLE OF CONTENTS

GENERAL INFORMATION......................................................... B-1
PRO FORMA FINANCIAL STATEMENTS (Unaudited).................................. B-2

                               GENERAL INFORMATION

This Statement of Additional Information relates to the proposed acquisition and assumption of all of the assets and all of the liabilities of PIMCO Fund by EV Fund. In exchange for the acquisition and assumption of these assets and liabilities, PIMCO Fund will receive shares of EV Fund. Shares of EV Fund so received will then be distributed to the shareholders of PIMCO Fund. As a result of these transactions (collectively, the "Reorganization"), each shareholder of Institutional Class shares of PIMCO Fund will receive the number of full and fractional Class I shares of EV Fund equal in number and net asset value to such shareholder's shares of PIMCO Fund held on the closing date of the Reorganization. The Reorganization is being proposed in conjunction with the recent decision by the owners of Parametric Portfolio Associates, PIMCO Fund's current investment sub-adviser, to sell a majority interest in its investment advisory business to an affiliate of Eaton Vance Management, the current investment adviser of EV Fund.

EV Fund will establish an account for each former shareholder of PIMCO Fund reflecting the appropriate number of shares distributed to such shareholder.

Upon completion of the Reorganization, all outstanding shares of PIMCO Fund will have been redeemed and cancelled in exchange for shares distributed by EV Fund, and PIMCO Fund will wind up its affairs and be terminated as a series of PIMCO
Funds: Multi-Manager Series.

For  further   information   about  the   transaction,   please  see  the  Proxy
Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma combining financial statements are intended to show the financial condition and related results of operations resulting from the proposed Reorganization as if the Reorganization occurred on the dates presented. Please see the accompanying notes for additional information about the pro forma financial statements.

Pro Forma Schedule of Investments
June 30, 2003
                                                                         Value
                                                             Shares      (000s)
COMMON STOCKS 97.3%
Argentina 1.5%
BBVA Banco Frances S.A.                                     67,312      $  139
Grupo Financiero Galicia 'B'                     a         263,448         120
IRSA Inversiones y Representaciones S.A.                   119,544         106
Ledesma S.A.A.I.                                           259,501         165
Molinos Rio de la Plata S.A.                                92,923         176
Perez Co. S.A. 'B'                                         134,218         113
Renault Argentina S.A.                                     341,107         206
Siderar SAIC 'A'                                            75,100         212
Telecom Argentina S.A. 'B'                                 229,824         305
Transportadora de Gas del Sur S.A.                         252,923         159
                                                                        ------
                                                                        $1,701
                                                                        ======

Baltic Nations 1.5%
AS Eesti Telekom SP - GDR 'S'                               42,400      $1,052
Societe Generale Baltic Republic                 a          12,723         697
                                                                        ------
                                                                        $1,749
                                                                        ======

Botswana 1.0%
Sechaba Breweries Ltd.                                     284,600      $  445
"Sefalana Holding Co., Ltd."                                99,100         171
Standard Chart Bank Botswana                               488,210         563
                                                                        ------
                                                                        $1,179
                                                                        ======

Brazil 3.8%
Banco Bradesco S.A.                                    114,402,090        $427
Bradespar S.A.                                          10,088,945           2
Brasil Telecom Participacoes S.A.                       35,900,000         265
Brasil Telecom S.A.                                         66,246           0
Bsnco Itau Holding Financeira S.A.                       8,120,000         539
Companhia Brasileira de Distribucao
  Grupe Pao de Acucar                                    4,318,255          66
Companhia de Bebidas das Americas                        1,140,000         199
Companhia Vale do Rio Doce                                   9,900         270
Empresa Brasileira de Aeronautica S.A.                      27,000          98
Petroleo Brasileiro S.A.                                    34,000         659
Petroleo Brasileiro S.A. SP - ADR                           46,850         832
Souza Cruz S.A.                                             18,700         154
Tele Norte Leste Participacoes S.A. SP - ADR                41,394         483
Telecomunicacoes Brasileiras S.A. SP - ADR                   4,680         129
Telecomunicacoes de Sao Paulo S.A.                       1,086,432          12
Telesp Celular Participacoes S.A.                      123,966,702         192
                                                                        ------
                                                                        $4,327
                                                                        ======

Bulgaria 0.2%
Framlington Bulgaria Fund                        a          78,180        $249
                                                                        ------

Chile 3.4%
Banco de Chile SP - ADR                                      4,800      $   94
Banco Santander Chile S.A. SP - ADR                         47,622         972
Compania Cervecerias Unidas S.A. SP - ADR                   10,300         166
Compania de Telecomunicaciones de Chile S.A.
  SP - ADR                                                  38,841         458
Cristalerias de Chile SP - ADR                               8,800         222
Distribucion y Servicios D&S S.A. SP - ADR                  18,800         241
Embotelladora Andina S.A. SP - ADR 'A'                       6,700          53
Embotelladora Andina S.A. SP - ADR 'B'                      19,100         147
Empresa Nacional de Electricidad S.A.
  SP - ADR                                       a          41,359         373
Enersis S.A. SP - ADR                                       38,178         168
Genesis Chile Fund Ltd.                          a           3,400         126
Madeco S.A. SP - ADR                                         2,290           9
MASISA S.A. SP - ADR                                        32,100         252
Quinenco S.A. SP - ADR                                      18,500         109
Sociedad Quimica y Minera de Chile S.A.
  SP - ADR 'A'                                               1,995          56
Sociedad Quimica y Minera de Chile S.A.
  SP - ADR 'B'                                               8,300         233
Vina Concha y Toro S.A. SP - ADR                             6,200         274
                                                                        ------
                                                                        $3,953
                                                                        ======

Pro Forma Schedule of Investments
June 30, 2003
--------------------------------------------------------------------------------
China 7.4%
China Merchants Holdings International Co., Ltd.           664,000      $  596
China Merchants Shekou Holdings Co., Ltd.                  327,030         241
China Mobile (Hong Kong) Ltd.                              424,400       1,001
China Petroleum & Chemical Corp. 'H'                     5,774,000       1,377
China Resources Enterprise Ltd.                            176,000         152
Chinadotcom Corp. 'A'                            a           2,000          17
CNOOC Ltd.                                                 266,500         390
Dazhong Transportation Co., Ltd. 'B'                       142,788         101
Guangdong Electric Power Development Co., Ltd. 'B'         427,800         243
Legend Holdings Ltd.                                     1,054,000         351
Maanshan Iron & Steel Co., Ltd. 'H'                      2,744,000         464
PetroChina Co., Ltd. 'H'                                 1,672,300         504
Shanghai Diesel Engine Co., Ltd. 'B'                       534,000         330
Shanghai Industrial Holdings Ltd.                          101,000         142
Shanghai Jinqiao Export Processing Zone
  Development Co., Ltd.                          a         176,890         110
Shanghai Lujiazhui Finance & Trade Zone
  Development Co., Ltd. 'B'                                612,000         431
Shanghai New Asia Group Co., Ltd. 'B'                      574,800         348
Sinopec Shanghai Petrochemical Co., Ltd.                 2,071,171         404
Sinopec Yizheng Chemical Fibre Co., Ltd. 'H'"            3,476,000         495
Travelsky Technology Ltd. 'H'                              301,000         203
Tsingtao Brewery Co., Ltd. 'H'                             872,000         632
                                                                        ------
                                                                        $8,532
                                                                        ======
Colombia 0.4%
Bancolombia S.A. SP - ADR                                   86,100        $425
                                                                        ------

Croatia 0.7%
Pliva d.d. SP - GDR 'S'                                     61,940        $857
                                                                        ------

Czech Republic 1.6%
Ceske Energeticke Zavody A.S.                              104,181      $  400
Cesky Telekom A.S. SP - GDR                                 33,823         347
Komercni Banka A.S. SP - GDR                                25,154         605
Philip Morris CR A.S.                                          600         294
Unipetrol A.S.                                   a         103,300         193
                                                                        ------
                                                                        $1,839
                                                                        ======

Egypt 1.8%
Alexandria National Iron & Steel Co.             a           2,546      $   40
Commercial International Bank                               73,289         448
Eastern Co. for Tobacco & Cigarettes                         7,255          78
Egyptian Co. for Mobile Services                            40,906         365
Egyptian International Pharmaceutical
  Industries Co.                                            59,777          78
Egyptian Media Production                        a         108,047         152
Misr International Bank                                     20,570          45
Orascom Construction Industries                             46,537         373
Oriental Weavers Co.                                         9,070         134
Paints & Chemical Industries Co. S.A.E                       3,008          12
Suez Cement Co.                                             44,463         314
                                                                        ------
                                                                        $2,039
                                                                        ======

Ghana 1.0%
Aluworks Ghana Ltd.                                        210,900      $   97
Ashanti Goldfields Co., Ltd. SP - GDR            a          71,100         567
Mobil Oil Ghana Ltd.                                        18,805          46
SSB Bank Ltd.                                              185,000         155
Standard Chartered Bank Ghana Ltd.                          10,200          52
Unilever Ghana Ltd.                                        249,000         207
                                                                        ------
                                                                        $1,124
                                                                        ======

Hungary 2.8%
Danubius Hotel & Spa Rt.                                     8,190      $  110
Demasz Rt.                                                   2,700         123
Gedeon Richter Rt.                                          11,452         808
Magyar Tavkozlesi Rt. SP - ADR                              32,100         552
MOL Magyar Olaj-es Gazipari Rt.                             26,205         572
NABI Bus Industries Rt.                          a          15,000         171
OTP Bank Rt.                                                92,820         897
                                                                        ------
                                                                        $3,233
                                                                        ======

Pro Forma Schedule of Investments
June 30, 2003
--------------------------------------------------------------------------------
India 3.6%
Bajaj Auto Ltd. SP - GDR                                     3,402         $41
BSES Ltd. SP - GDR                                           5,900         107
CESC Ltd. SP - GDR                               a         197,800         138
Grasim Industries Ltd. SP - GDR                              1,500          16
HDFC Bank Ltd. SP - ADR                                      5,700         107
Hindalco Industries Ltd. SP - GDR                           19,241         308
ICICI Bank Ltd.                                             18,200         132
India Fund, Inc.                                           137,800       1,688
Indo Gulf Ferilizers Ltd.                        a          17,620           1
ITC Ltd. SP - GDR                                            4,533          75
Mahanagar Telephone Nigam Ltd. SP - ADR                     28,700         138
Mahindra & Mahindra Ltd. SP - GDR                            4,029          13
Morgan Stanley India Investment Fund                        31,751         375
Ranbaxy Laboratories Ltd. SP - GDR                           2,900          55
Reliance Industries Ltd. SP - GDR                           23,408         341
State Bank of India SP - GDR                                11,800         242
Tata Electric Cos. SP - GDR                                    110          32
Tata Engineering and Locomotive Co., Ltd.
  SP - GDR                                                  19,650          84
UTI India IT Fund                                a          30,300         283
Videsh Sanchar Nigam Ltd. SP - ADR                           1,599           8
                                                                        ------
                                                                        $4,184
                                                                        ======

Indonesia 4.1%
PT Aneka Tambang Tbk.                                    1,717,500        $172
PT Astra International Tbk.                              1,268,000         549
PT Bank Central Asia Tbk.                                1,539,000         536
PT Bank Pan Indonesia Tbk                                1,807,500          68
PT Gudang Garam Tbk.                                       331,000         409
PT Hanjaya Mandala Sampoerna Tbk.                        1,719,500         865
PT Indah Kiat Pulp & Paper Corp. Tbk.            a       1,265,500          62
PT Indofood Sukses Makmur Tbk.                           2,521,500         260
PT Indonesian Satellite Corp. Tbk. (Indosat)               264,500         282
PT Semen Gresik (Persero) Tbk.                             265,500         246
PT Telekomunikasi Indonesia Tbk                          1,716,080         962
PT Unilever Indonesia Tbk.                                  85,270         276
                                                                        ------
                                                                        $4,687
                                                                        ======

Ireland 0.9%
Vietnam Enterprise Investments Ltd.              a         952,553      $1,029
                                                                        ------

Israel 2.3%
Bank Hapoalim Ltd.                                          94,366      $  200
Bank Leumi Le-Israel                             a         117,024         188
Bezek Israeli Telecommunication Corp., Ltd.      a         184,109         218
Discount Investment Corp.                                      543          13
Israel Chemicals Ltd.                                      256,586         343
Koor Industries Ltd.                             a           3,023          63
Makhteshim-Agan Industries Ltd.                             74,374         198
NICE Systems Ltd.                                a             793          12
Teva Pharmaceutical Industries Ltd.                         24,880       1,445
                                                                        ------
                                                                        $2,680
                                                                        ======

Italy 0.2%
IDB Development Corp., Ltd.                                    984      $   23
IDB Holding Corp., Ltd.                                      7,103         160
                                                                        ------
                                                                        $  183
                                                                        ======

Kenya 1.1%
Athi River Mining Ltd.                           a         561,200        $128
Bamburi Cement Ltd.                                         53,500          58
Barclays Bank of Kenya Ltd.                                 88,132         156
East African Breweries Ltd.                                 57,500         176
Firestone East Africa Ltd.                                 662,400         116
Kenya Airways Ltd.                                       1,924,100         169
Kenya Commercial Bank Ltd.                       a          82,940          53
Kenya Power & Lighting Co., Ltd.                           112,650          49
Nation Media Group Ltd.                                     67,255          91
NIC Bank Ltd.                                              147,120          52
Sasini Tea & Coffee Ltd.                                    95,220          26
Standard Chartered Bank Kenya Ltd.                          62,200          78
Uchumi Supermarket Ltd.                                    288,600         124
                                                                        ------
                                                                        $1,276
                                                                        ======

Pro Forma Schedule of Investments
June 30, 2003
--------------------------------------------------------------------------------
Luxembourg 0.8%
Quilmes Industrial S.A. SP - ADR                            14,706        $188
Tenaris S.A.                                     a         287,701         736
                                                                        ------
                                                                          $924
                                                                        ======

Malaysia 3.4%
Aokam Perdana Bhd.                               a          65,899      $    1
British American Tobacco Malaysia Bhd.                      16,400         168
Celcom Bhd.                                      a         117,600          84
Commerce Asset-Holding Bhd.                                125,900         115
DRB-Hicom Bhd.                                             132,000          88
Gamuda Bhd.                                                119,000         193
Genting Bhd.                                                90,100         356
Hong Leong Credit Bhd.                                      39,500          42
Hong Leong Properties Bhd.                                  11,850           2
IOI Corp. Bhd.                                             153,000         229
Leader Universal Holdings Bhd.                   a         659,000         107
Magnum Corp. Bhd.                                          186,380         131
Malakoff Bhd.                                              111,000         133
Malayan Banking Bhd.                                       161,355         365
Malaysia International Shipping Corp. Bhd.                  56,000         111
Nestle Bhd.                                                  6,000          32
Palmco Holdings Bhd.                                         6,375          10
Perusahaan Otomobil Nasional Bhd.                           62,000         132
Petronas Gas Bhd.                                           71,000         132
Public Bank Bhd.                                           507,500         347
Resorts World Bhd.                                          74,000         191
Sime Darby Bhd.                                            198,700         267
Tanjong Bhd.                                                35,000          92
Telekom Malaysia Bhd.                                       82,000         169
Tenaga Nasional Bhd.                                        80,560         191
YTL Corp. Bhd.                                             145,860         154
YTL e-Solutions Bhd.                             a          51,700          16
                                                                        ------
                                                                        $3,858
                                                                        ======

Mauritius 1.0%
Air Mauritius Ltd.                                          83,400         $47
Ireland Blyth Ltd.                                          64,209          43
Mauritius Commercial Bank                                  248,595         243
Mon Tresor & Mon Desert Ltd.                                23,449          36
New Mauritius Hotels Ltd.                                   65,400          85
Rogers & Co., Ltd.                                          48,555         153
Shell Mauritius Ltd.                                        22,000          41
State Bank of Mauritius Ltd.                               641,899         368
Sun Resorts Ltd. 'A'                                        45,730          68
The United Basalt Products Ltd.                             68,100         100
                                                                        ------
                                                                        $1,184
                                                                        ======

Mexico 6.6%
Alfa S.A. 'A'                                              290,572        $584
America Movil S.A. de C.V.                       a         849,340         798
America Telecom S.A. de C.V.                     a         160,800         151
Carso Global Telecom 'A1'                        a         160,800         205
Cemex S.A. de C.V. 'CPO'                                   330,256       1,476
Coca-Cola Femsa, S.A. de C.V.                    a          19,000          41
Grupo Bimbo S.A. de C.V. 'A'                                94,777         159
Grupo Carso S.A. de C.V. 'A1'                              191,000         579
Grupo Financiero BBVA Bancomer, S.A. de CV 'B'   a       1,034,810         877
Grupo Televisa S.A. 'CPO'                                  172,000         298
Kimberly-Clark de Mexico S.A. de CV 'A'                     90,000         242
Nuevo Grupo Mexico S.A. 'B'                      a          40,000          61
Telefonos de Mexico S.A. de C.V. 'L'                       959,010       1,511
U.S. Commercial Corp. S.A. de C.V.               a         128,000          53
Wal-Mart de Mexico S.A. de C.V. 'V'                        202,816         599
                                                                        ------
                                                                        $7,634
                                                                        ======

Pro Forma Schedule of Investments
June 30, 2003
--------------------------------------------------------------------------------
Morocco 1.6%
Banque Commercial du Maroc                                   3,027      $  251
Banque Marocaine du Commerce Exterieur                       4,320         186
Cie de Transport au Maroc S.A.                               1,560          45
Ciments du Maroc                                             1,019         106
HOLCIM                                                       2,082         201
Lesieur Cristal                                                754          78
Omnium Nord Africain S.A.                                    5,624         467
Samir                                                        6,247         251
Societe des Brasseries du Maroc                              1,640         179
Wafabank                                                     1,639         110
                                                                        ------
                                                                        $1,874
                                                                        ======

Peru 1.8%
Banco Wiese Sudameris                                    1,253,697         $42
Cementos Lima S.A.                                           4,981         100
Compania de Minas Buenaventura S.A.u.                       41,440         616
Compania de Minas Buenaventura SP - ADR                     21,419         644
Credicorp Ltd. (New York)                                   52,600         521
Union de Cerveceria Backusy Johnston S.A.A.I.              465,255         162
                                                                        ------
                                                                        $2,085
                                                                        ======

Philippines 3.7%
Ayala Corp.                                              1,952,220        $168
Ayala Land, Inc.                                         1,446,629         162
Bank of the Philippine Islands                             305,200         263
Filinvest Land, Inc.                             a      10,307,550         197
First Philippine Holdings Corp.                             34,224           8
Manila Electric Co.                              a         443,850         122
Metropolitan Bank & Trust                        a         734,325         412
Petron Corp.                                            11,361,623         421
Philippine Long Distance Telephone Co.           a         114,860       1,214
Republic Cement Corp.                                      649,047           7
San Miguel Corp. 'B'                                       864,800       1,019
SM Prime Holdings, Inc.                                  2,749,000         303
                                                                        ------
                                                                        $4,296
                                                                        ======

Poland 3.2%
Agora S.A.                                       a          17,037        $201
Bank Millenium S.A.                              a          92,700          64
Bank Polska Kasa Opieki S.A.                     a          27,000         699
Bank Przemyslowo-Handlowy PBK S.A.                           2,320         162
Bank Zachodni WBK S.A.                           a           7,350         126
ComputerLand S.A.                                a           7,020         173
KGHM Polska Miedz S.A.                                      36,290         133
KGHM Polska Miedz S.A. SP - GDR                  a          11,300          83
Mostostal-Export S.A.                                        7,305           2
Orbis S.A.                                                  60,680         273
Polski Koncern Naftowy Orlen S.A.                           81,765         397
Prokom Software S.A.                                        13,781         485
Telekomunikacja Polska S.A. SP - ADR                        76,100         267
Telekomunikacja Polska S.A. SP - GDR                       169,300         598
                                                                        ------
                                                                        $3,663
                                                                        ======

Romania 0.4%
Romanian Investment Fund                         a            615       $  216
Society Generale Romania Fund                    a          6,450          229
                                                                        ------
                                                                        $  445
                                                                        ======

Russia 4.3%
Central Telecommunications Co.                             500,000      $   96
Gazprom                                                  1,332,300       1,454
Irkutskenergo SP - ADR                                      11,500          52
Kaluga Energo                                              220,000          42
LUKOIL Holding SP - ADR                                     14,550       1,151
Mosenergo SP - ADR                                          12,900          95
RAO Unified Energy System (UES) SP - GDR                    21,300         570
Rostelecom SP - ADR                                          1,666          17
Samson                                           a          86,191          22
Surgutneftefaz SP - ADR                                      9,100         231
Surgutneftegaz SP - ADR                                     13,700         284

Pro Forma Schedule of Investments
June 30, 2003
--------------------------------------------------------------------------------
Trading House TSUM SP - ADR                      a           3,800          10
United Heavy Machinery SP - ADR                  a          37,600         266
United Heavy Machinery Uralmash-Izhora Group     a           5,800          41
Vimpel-Communications SP - ADR                   a           6,500         302
Wimm-Bill-Dann Foods OJSC SP - ADR               a          13,000         264
                                                                        ------
                                                                        $4,897
                                                                        ======

Saudia Arabia 1.0%
Saudi Arabia Investment Fund Ltd.                           66,700      $1,141
                                                                        ------

South Africa 6.9%
ABSA Group Ltd.                                             33,490      $  157
Alexander Forbes Ltd.                                      132,100         193
Anglo American Platinum Corp., Ltd.                         10,500         331
Anglo American PLC                                          45,204         698
AngloGold Ltd.                                               6,600         208
Barloworld Ltd.                                             40,000         286
Bidvest Group Ltd.                                          30,430         174
Comparex Holdings Ltd.                           a          57,700          47
DataTec Ltd.                                     a          40,600          37
Dimension Data Holdings PLC                                 30,320          11
FirstRand Ltd.                                             357,560         364
Gold Fields Ltd.                                            22,100         264
Harmony Gold Mining Co., Ltd.                               10,200         134
Impala Platinum Holdings Ltd.                                8,261         491
Johnnic  Holdings Ltd.                                      25,620          33
M-Cell Ltd.                                      a         254,680         552
Metro Cash & Carry Ltd.                                    773,239         238
Nedcor Ltd.                                                 16,183         193
Pepkor Ltd.                                      a         142,863         112
Pick'n Pay Stores Ltd.                                     104,260         189
Remgro Ltd.                                                 82,705         705
Sanlam Ltd.                                                304,100         283
Sappi Ltd.                                                  16,600         200
Sasol Ltd.                                                  91,536       1,018
Shoprite Holdings Ltd.                                      11,353          10
Standard Bank Group Ltd.                                    80,340         351
Steinhoff International Holdings Ltd.                          700           1
Tiger Brands Ltd.                                           64,600         571
Tradehold Ltd.                                              52,993          20
                                                                        ------
                                                                        $7,871
                                                                        ======
South Korea 7.7%
Daewoo Securities Co., Ltd.                      a          16,498      $   71
Hana Bank                                                   18,580         177
Hite Brewery Co., Ltd.                                       1,950         105
Hynix Semiconductor, Inc.                                    1,190           6
Hyundai Motor Co., Ltd.                                     17,770         470
Kangwon Land, Inc.                                           3,426         381
Kookmin Bank SP - ADR                                       18,084         547
Korea Electric Power Corp.                                  17,130         271
Korea Fund, Inc.                                            30,000         450
Korean Air Co., Ltd.                                         8,086          93
KT Corp.                                                    13,900         543
KT&G Corp.                                                  27,980         461
LG Chem Ltd. SP - GDR                                        4,620         186
LG Chemical Investment Ltd.                                  1,650          13
LG Electronics, Inc."                                        6,429         268
LG Household & Health Care Ltd. SP - GDR                     1,120          29
POSCO                                                        8,290         861
Samsung Corp.                                               25,930         155
Samsung Electronics Co., Ltd.                    a           6,488       1,928
Samsung Fire & Marine Insurance                              7,734         376
Samsung Securities Co., Ltd.                     a           3,850          93
Shinhan Financial Group Co., Ltd.                           20,440         213
Shinsegae Co., Ltd.                                          1,300         203
SK Telecom Co., Ltd.                                         1,480         253
SK Telecom Co., Ltd. SP - ADR                               26,341         497
Trigem Computer, Inc.                                       35,083         204
                                                                        ------
                                                                        $8,854
                                                                        ======

Pro Forma Schedule of Investments
June 30, 2003
--------------------------------------------------------------------------------
Taiwan 6.2%
Acer, Inc.                                       a          17,050      $  107
Asia Cement Corp. SP - GDR                                   9,450          35
AU Optronics Corp.                                          15,200         105
China Steel Corp.                                           17,277         233
Evergreen Marine Corp. SP - GDR                             51,708         368
Fubon Financial Holding Co., Ltd.                           28,900         249
Hon Hai Precision Industry Co., Ltd. SP - GDR               51,400         388
J.P. Morgan International Derivatives Ltd.
  Call Warrant (Taiwan Semiconductor
  Manufacturing Co., Ltd.)                       ad        754,200       1,244
Macronix International Co., Ltd. SP - ADR        a          19,113          40
R.O.C. Taiwan Fund                               a         345,010       1,328
Synnex Technology International Corp. SP - GDR              60,930         342
Systex Corp. SP - GDR                            a           3,138           6
Taiwan Fund, Inc.                                          165,935       1,520
Teco Electric & Machinery Co., Ltd. SP - GDR                    42           0
Uni-President Enterprises Co.                               20,903          64
United Microelectronics Corp. SP - ADR           a         180,599         677
Walsin Lihwa Corp. SP - GDR                      a          75,903         184
Yageo Corp. SP - GDR                                        19,820          26
Yang Ming Marine Transport SP - GDR              a          24,900         165
                                                                        ------
                                                                        $7,081
                                                                        ======

Thailand 4.1%
Advanced Info. Service Public Co., Ltd.          a         128,900      $  187
Bangkok Bank Public Co., Ltd.                    a         112,500         150
Bangkok Bank Public Co., Ltd.                    a          18,600          30
Bank of Ayudhya Public Co., Ltd.                 a         196,400          42
BEC World Public Co., Ltd.                                  34,420         196
Delta Electronics Public Co., Ltd.                         282,270         191
Electricity Generating Public Co., Ltd.                     50,500          67
Hana Microelectronics Public Co., Ltd.                      23,800          55
J.P. Morgan Call Warrant (Infosys
  Technologies Ltd.)                             ab          3,190         224
Kasikanbank Public Co., Ltd.                     a         254,600         238
Land & House Public Co., Ltd. -
  Warrant Exp. 09/02/2008                                2,072,000         296
National Finance Republic Co.                              123,300          40
PTT Exploration & Production Public Co., Ltd.               58,600         226
PTT Public Co., Ltd.                                       120,300         190
Ratchaburi Electricity Generating
  Holding Public Co., Ltd.                                 100,200          66
Saha-Union Public Co., Ltd.                                 98,700          48
Shin Corp. Public Co., Ltd.                                130,156          59
Siam Cement Co.                                             82,000         293
Siam City Cement Public Co., Ltd.                           24,100         123
Siam Commercial Bank Public Co., Ltd.            a          51,600          44
TelecomAsia Corp. Public Co., Ltd.                          67,168          11
Thai Euro Fund Ltd.                              a         197,450       1,846
Thailand International Fund Sp-ADR               a               7          76
                                                                        ------
                                                                        $4,698
                                                                        ======

Turkey 3.9%
Ak Enerji Elektrik Uretimi Otoproduktor
  Gruba A.S.                                     a      17,019,125      $   68
Akbank TAS                                             176,073,936         522
Aktas Elektrik Ticaret A.S.                                280,000          19
Anadolu Efes Biracilik ve Malt Sanyii A.S.              22,963,814         458
Arcelik A.S.                                            61,583,060         215
Eregli Demir Ve Celik Fabrikalari TAS            a      16,332,609         222
Haci Omer Sabanci Holding A.S.                         208,428,958         500
Koc Holding A.S.                                        42,494,815         372
Migros Turk TAS                                         16,985,628         169
Netas Northern Electric Telekomunikasyon A.S.            1,764,000          32
Trakya Cam Sanayii A.S.                                 37,374,497          83
Tupras-Turkiye Petrol Rafinerileri A.S.                 51,253,830         338
Turk Hava Yollari Anonim Ortakligi                      16,448,526          73
Turkcell Iletisim Hizmetleri A.S.                       67,753,360         454
Turkcell Iletisim Hizmetleri A.S. ADR                       16,892         285
Turkiye Garanti Bankasi A.S.                           106,881,482         145
Turkiye Is Bankasi 'C'                                  90,609,798         288
Vestel Elektronik Sanayi ve Ticaret A.S.         a      15,295,000          39
Yapi ve Kredi Bankasi A.S.                             133,431,000         145
                                                                        ------
                                                                        $4,427
                                                                        ======

Pro Forma Schedule of Investments
June 30, 2003
--------------------------------------------------------------------------------
Venezuela 0.9%
Compania Anonima Nacional Telefonos de
  Venezuela SP - ADR                                        84,386      $1,054
                                                                        ------

Zimbabwe 0.5%
Barclays Bank of Zimbabwe                                  506,175      $   10
Delta Corp., Ltd.                                          318,388          55
Econet Wireless Holdings Ltd.                    ac        537,800          11
Interfresh Ltd.                                  c       3,908,700         147
OK Zimbabwe                                      c       1,059,353           5
Old Mutual PLC                                   c         161,800         238
Pelhams Ltd.                                     ac         86,835           1
Wankie Colliery Co., Ltd.                        ac      1,565,500          46
Zimbabwe Sun Ltd.                                          123,277           3
                                                                        ------
                                                                        $  516
                                                                      --------
Total Common Stocks                                                   $111,748
(Cost $98,510)                                                        ========


PREFERRED STOCK 2.1%
Brazil 2.1%
Brasil Telecom S.A.                              a      48,913,389      $  219
Companhia de Bebidas das Americas                a       5,462,655       1,104
Empresa Brasileira de Aeronautica S.A.                     120,651         567
Itausa-Investimentos Itau S.A.                             630,925         495
                                                                        ------
Total Preferred Stock                                                   $2,385
(Cost $2,000)                                                           ======


SHORT-TERM INSTRUMENTS 2.8%
                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 2.8%
State Street Bank
  0.800% due 07/01/2003                                      3,182       3,182
  (Dated 06/30/2003. Collateralized by Federal
   Home Loan Bank 1.410% due 05/10/2004 valued
   at $3,249. Repurchase proceeds are $3,182.)
                                                                        ------
Total Short-Term Instruments                                            $3,182
(Cost $3,182)                                                           ======


Total Investments                                            102.2%   $117,315
(Cost $103,692)

Other Assets and Liabilities (Net)                            (2.2%)    (2,493)
                                                            --------  --------
Net Assets                                                   100.0%   $114,822
                                                            ========  ========


Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) The warrants entitle the Fund to purchase 1 share of Infosys Technologies Ltd. for everywarrant held at 0.0001 Indian Rupee until January 28, 2005.

(c) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $516 which is 0.5% of net assets.

(d) The warrants entitle the Fund to purchase 1 share of Taiwan Semiconductor Manufacturing Co., Ltd. for every warrant held at 0.0001 Taiwan Dollars until March 24, 2005.

Pro Forma Combining
Statement of Operations
For the year ended June 30, 2003

                                                   PIMCO PPA
                                                  Tax-Efficient         Eaton Vance
                                                   Structured           Tax-Managed                               Pro
                                                    Emerging             Emerging                Pro             Forma
                                                    Markets               Markets               Forma           Combined
                                                     Fund                  Fund              Adjustments          Fund
INVESTMENT INCOME                                 (in 000's)            (in 000's)            (in 000's)       (in 000's)
                                                --------------        --------------       --------------    --------------
Investment Income:
  Interest                                                 $28                    $0                   $0               $28
  Dividends, net of foreign taxes                        3,109                    --                   --             3,109
                                                --------------        --------------       --------------    --------------
     Total Income                                       $3,137                    $0                   $0            $3,137
                                                --------------        --------------       --------------    --------------

Expenses:
  Investment advisory fees                                $422                    $0                   $0              $422
  Administration fees                                      469                    --                   --               469
  Distribution and service fees
    Class I                                                 --                    --                   --                --
  Trustees fees                                              5                    --                    4                 9
  Interest expense                                           2                    --                   --                 2
  Tax expense                                               51                    --                   --                51
  Legal and accounting services                             --                    --                   --                --
  Custodian fee                                             --                    --                   --                --
  Miscellaneous                                             --                    --                   --                --
                                                --------------        --------------       --------------    --------------
Total expenses                                            $949                    $0                   $4              $953
                                                --------------        --------------       --------------    --------------
Net investment income                                   $2,188                    $0                   $4            $2,192
                                                --------------        --------------       --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss)
  Investment transactions (identified
    cost basis                                          $2,024                    $0                                 $2,024
  Foreign currency transactions                         (1,279)                   --                                 (1,279)
                                                --------------        --------------       --------------    --------------
Net realized gain (loss)                                  $745                    $0                   $0              $745
                                                --------------        --------------       --------------    --------------

Change in unrealized appreciation
  (depreciation)
  Investment transactions (identified
    cost basis                                         $14,319                    $0                   $0           $14,319
  Translation of assets and liabilities
    denominated in foreign currencies                       (2)                   --                                     (2)
                                                --------------        --------------       --------------    --------------
  Net change in unrealized appreciation                $14,317                    $0                   $0           $14,317
    (depreciation)                              --------------        --------------       --------------    --------------


Net realized and unrealized gain (loss)                $15,062                    $0                   $0           $15,062
                                                --------------        --------------       --------------    --------------
Net increase in net assets from                        $17,250                    $0                   $4           $17,254
  operations                                    --------------        --------------       --------------    --------------

Pro Forma Combining
Statement of Assets and Liabilities (Unaudited)
June 30, 2003

                                                   PIMCO PPA
                                                  Tax-Efficient         Eaton Vance
                                                   Structured           Tax-Managed                               Pro
                                                    Emerging             Emerging                Pro             Forma
                                                    Markets               Markets               Forma           Combined
                                                     Fund                  Fund              Adjustments          Fund
                                                  (in 000's)            (in 000's)            (in 000's)       (in 000's)
                                                --------------        --------------       --------------    --------------
ASSETS

Investments, at cost                                  $103,692                    $0                   $0          $103,692
                                                --------------        --------------       --------------    --------------
Foreign Currency, at cost                                 $154                    $0                   $0              $154
                                                --------------        --------------       --------------    --------------

Investment, at value                                  $117,315                    $0                   $0          $117,315
Cash                                                         1                                                            1
Foreign Currency, at value                                 127                                                          127
Receivable for Fund shares sold                             --                                                           --
Dividends and Interest Receivable                          512                                                          512
                                                --------------        --------------       --------------    --------------
     Total assets                                     $117,955                    $0                   $0          $117,955
                                                --------------        --------------       --------------    --------------

LIABILITIES

Payable for Investments Purchased                          $98                    $0                   $0               $98
Payable for Fund shares redeemed                         2,687                                                        2,687
Accrued Investment Advisory Fee                             41                                                           41
Accrued Administration Fee                                  45                                                           45
Other Liabilities                                          262                    --                   --               262
                                                --------------        --------------       --------------    --------------
     Total liabilities                                  $3,133                    $0                   $0            $3,133
                                                --------------        --------------       --------------    --------------
NET ASSETS                                            $114,822                    $0                   $0          $114,822
                                                --------------        --------------       --------------    --------------

SOURCES OF NET ASSETS

Paid in Capital                                       $128,412                    $0                   $0          $128,412
Accumulated net realized loss from Portfolio
  (computed on identified cost)                        (27,774)                   --                                (27,774)
Accumulated net investment income (loss)                   763                    --                                    763
Net unrealized depreciation from Portfolio
  (computed on identified cost)                         13,421                    --                                 13,421
                                                --------------        --------------       --------------    --------------
     Total                                            $114,822                    $0                   $0          $114,822
                                                --------------        --------------       --------------    --------------

CLASS I SHARES
                                                --------------        --------------       --------------    --------------
Net Assets                                            $114,822                    $0                               $114,822
Shares Outstanding                                       8,771                    --                   --             8,771
Net Asset Value, Offering Price and Redemption
  Price Per Share (net assets divided by shares
  of beneficial interest outstanding)                   $13.09                 $0.00                                 $13.09
                                                --------------        --------------       --------------    --------------

            PIMCO PPA TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND
                              PROPOSED MERGER WITH
                  EATON VANCE TAX-MANAGED EMERGING MARKETS FUND


NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)

1. Basis of Combination

Subject to the conditions specified in the proposed Agreement and Plan of Reorganization ("the Plan "), the Eaton Vance Tax-Managed Emerging Markets Fund (" EV Fund ") will acquire substantially all of the assets of the PIMCO PPA Tax-Efficient Structured Emerging Markets Fund ("PIMCO Fund") in exchange for shares of the EV Fund. This merger will be accounted for by the method of accounting for tax free mergers of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of the PIMCO Fund at June 30, 2003 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the PIMCO Fund and the EV Fund for the period ended June 30, 2003 as though the merger occurred as of that date. Both the Statement of Assets and Liabilities and the Statement of Operations are presented for the information of the reader.